EXHIBIT 10.4

                                                                EXECUTION COPY

================================================================================



                         RECEIVABLES PURCHASE AGREEMENT




                            Dated as of July 31, 2001


                                  by and among



                      LEVI STRAUSS RECEIVABLES FUNDING, LLC
                                   as Issuer,




                            LEVI STRAUSS FUNDING, LLC
                                  as Transferor




                    LEVI STRAUSS FINANCIAL CENTER CORPORATION
                           as Seller and Servicer and




                        LEVI STRAUSS SECURITIZATION CORP.
                                  as SPC Member

================================================================================



                                                   TABLE OF CONTENTS

                                                                                                                Page


                                                      ARTICLE I
                                                     DEFINITIONS

Section 1.01 Definitions..........................................................................................1

Section 1.02 Other Definitional Provisions........................................................................6


                                                      ARTICLE II
                                                 CONVEYANCE OF ASSETS

Section 2.01 Sale and Purchase....................................................................................7

Section 2.02 Purchases............................................................................................8

Section 2.03 Conditions Precedent to Purchases....................................................................8

Section 2.04 Calculation of the Purchase Price....................................................................8

Section 2.05 Purchase Price Payments..............................................................................9

Section 2.06 The Subordinated Note................................................................................9

Section 2.07 Conditions Precedent to Subordinated Loans..........................................................10

Section 2.08 Adjustments.........................................................................................10

Section 2.09 Payments and Computations, Etc......................................................................11

Section 2.10 No Assumption.......................................................................................11

Section 2.11 No Recourse.........................................................................................12

Section 2.12 True Sales; Back-Up Security Interest...............................................................12

Section 2.13 Servicing and Further Transfer of Purchased Assets..................................................13

Section 2.14 Financing Statements; Further Assurances............................................................13

Section 2.15 Marking of Records..................................................................................14

Section 2.16 Representations and Warranties of the Seller and Transferor.........................................14

Section 2.17 Affirmative Covenants of the Seller and the Transferor..............................................20

Section 2.18 Negative Covenants of the Seller and the Transferor.................................................23

Section 2.19 Representations and Warranties of the Issuer........................................................26

Section 2.20 Separate Existence of the Issuer....................................................................26

Section 2.21 Transferor's Right to Dissolve or Terminate.........................................................27

                                                               -ii-





                                                       ARTICLE III
                                       ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 3.01 Acceptance of Appointment and Other Matters Relating to the Servicer................................28

Section 3.02 Duties of the Servicer and the Issuer...............................................................29

Section 3.03 Servicing Compensation..............................................................................31

Section 3.04 Representations and Warranties of the Servicer......................................................31

Section 3.05 Affirmative Covenants of Servicer...................................................................34

Section 3.06 Negative Covenants of Servicer......................................................................36

Section 3.07 Records of the Servicer and Reports to be Prepared by the Servicer..................................37

Section 3.08 Annual Certificate of Servicer......................................................................38

Section 3.09 Annual Servicing Report of Independent Public Accountants;
                     Copies of Reports Available.................................................................38

Section 3.10 Adjustments; Modifications..........................................................................38

Section 3.11 Calculations........................................................................................39

Section 3.12 Application of Collections..........................................................................39


                                                        ARTICLE IV
                                                 ACCOUNTS AND COLLECTIONS

Section 4.01 Lockboxes;  Rights after Replacement of Servicer....................................................40

Section 4.02 Establishment of Collection Account.................................................................40

Section 4.03 Collections and Allocations.........................................................................41


                                                        ARTICLE V
                                OTHER MATTERS RELATING TO THE SELLER AND THE TRANSFEROR

Section 5.01 Liability of the Seller and the Transferor..........................................................41

Section 5.02 Indemnification by the Seller.......................................................................42


                                                        ARTICLE VI
                                         OTHER MATTERS RELATING TO THE SERVICER

Section 6.01 Liability of the Servicer...........................................................................44

Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer.......................44


                                                    -iii-


Section 6.03 Limitation on Liability of the Servicer and Others..................................................45

Section 6.04 Indemnification by the Servicer.....................................................................46

Section 6.05 Resignation of the Servicer.........................................................................46


                                                        ARTICLE VII
                                                PURCHASE TERMINATION EVENTS

Section 7.01 Purchase Termination Events.........................................................................47

Section 7.02 Purchase Termination................................................................................48


                                                        ARTICLE VIII
                                                      SERVICER DEFAULTS

Section 8.01 Servicer Defaults...................................................................................48

Section 8.02 Performance by Indenture Trustee....................................................................50

Section 8.03 Appointment of Successor Servicer...................................................................50

Section 8.04 Notification to Holders.............................................................................52


                                                        ARTICLE IX
                                                       TERMINATION

Section 9.01 Termination.........................................................................................52


                                                         ARTICLE X
                                                  MISCELLANEOUS PROVISIONS

Section 10.01 Amendment..........................................................................................52

Section 10.02 Governing Law......................................................................................53

Section 10.03 Notices; Payments..................................................................................53

Section 10.04 Severability of Provisions.........................................................................53

Section 10.05 Further Assurances.................................................................................53

Section 10.06 Nonpetition Covenant...............................................................................54

Section 10.07 No Waiver; Cumulative Remedies.....................................................................54

Section 10.08 Counterparts.......................................................................................54

Section 10.09 Third-Party Beneficiaries..........................................................................54

Section 10.10 Merger and Integration.............................................................................54

Section 10.11 Headings...........................................................................................55


                                                                -iv-


Section 10.12 Costs, Expenses and Taxes..........................................................................55

Section 10.13 Submission to Jurisdiction.........................................................................55

Section 10.14 Waiver of Jury Trial...............................................................................56

Section 10.15 Acknowledgment and Consent.........................................................................56

Section 10.16 No Partnership or Joint Venture....................................................................57

Section 10.17 Binding Effect; Assignability; Survival of Provisions..............................................57

Section 10.18 Recourse to the Seller or Transferor...............................................................57

Section 10.19 Limited Recourse to the Issuer.....................................................................58

                                                              -v-

                                    SCHEDULES

SCHEDULE 2.16(m)           List of Offices

SCHEDULE 2.16(o)           List of Lockbox Banks

SCHEDULE 2.16(q)           List of Legal Names


                                    EXHIBITS

EXHIBIT A                  Form of Annual Servicer's Certificate

EXHIBIT B                  Forms of Lockbox Agreements

EXHIBIT C                  List of Servicing Officers

EXHIBIT D                  Form of Daily Receivables Activity Report

EXHIBIT E                  Form of Subordinated Note

EXHIBIT F                  Credit and Collection Policy

                  THIS  RECEIVABLES PURCHASE  AGREEMENT (this "Agreement") dated
                                                               ---------
as of July 31, 2001 is made by and among LEVI STRAUSS RECEIVABLES FUNDING, LLC, a Delaware limited liability company, as issuer (the "Issuer"), LEVI STRAUSS
                                                         ------
FUNDING, LLC, a Delaware limited liability company, as transferor (the "Transferor"), LEVI STRAUSS FINANCIAL CENTER CORPORATION, a California
 ----------
corporation, in its separate capacities as seller (the "Seller") and as servicer
                                                        ------
(the "Servicer"), and Levi Strauss Securitization Corp., a Delaware corporation,
      --------
as special purpose member of the Issuer (the "SPC Member").
                                              ----------

                  In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and their successors and assigns:

                                    ARTICLE I

                                   DEFINITIONS

        Section 1.01    Definitions. Capitalized terms used  in  this  Agreement
                        -------
but not defined herein shall have the meanings assigned to them in the Indenture. Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  "Adjusted Loss Reserve" as of any date equals  the  product of
                   ---------------------
(i) the Net Eligible Receivables Balance times (ii) the "Loss Reserve Ratio" for
                                                         ------------------
the Series 2001-A Notes times (iii) sixty percent (60%).

                  "Adjustment"  shall  have  the  meaning  set  forth in Section
                   ----------                                            -------
2.08(c).
-------
                  "Agreement" shall mean this Receivables Purchase Agreement and
                   ---------
all amendments hereof and supplements hereto.

                  "Allocated  Receivables  Amount"  shall  mean,  on any date of
                   ------------------------------
determination with respect to any Series, the Series Allocation Percentage then in effect times the Net Eligible Receivables Balance.

                  "Authorized Officer" shall have the meaning set forth  in  the
                   ------------------
Indenture, and, with respect to the Seller or the Transferor, shall mean any president, vice president, treasurer, assistant treasurer, secretary, assistant secretary, chief financial officer, controller or any other officer of such Person charged with responsibility for the administration of this Agreement.

                  "Average Days Outstanding" shall have the meaning set forth in
                   ------------------------
the Series 2001-A Indenture Supplement.

                  "Bank of America" shall mean Bank of America, N.A.
                   ---------------

                  "Base Rate" shall mean for any day,  a  fluctuating  rate  per
                   ---------
annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "reference rate." Such
                                --------------
rate is set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the Base Rate resulting from a change in the reference rate established by Bank of America shall become effective on the Business Day on which such change in the reference rate is announced by Bank of America.

                  "Collection Account"  shall  have  the  meaning  set  forth in
                   ------------------
Section 4.02.
------------
                  "Collections" shall have the meaning assigned to such  term in
                   -----------
the Indenture; provided, however, that any proceeds  of  Receivables  that  gave
               -----------------
rise to Noncomplying  Asset  Adjustments  that  have  been  paid  as provided in
Section 2.08(c) hereof and any Related Security with respect to such  Receivable
--------------
shall not constitute Collections and shall be promptly returned to the Seller as provided in Section 2.08(c) hereof.
            --------------

                  "Credit and Collection Policy" shall  mean  the  Originator's,
                   ----------------------------
the Servicer's, the Seller's and the Transferor's credit and collection policies and practices relating to the Receivables and the Contracts existing on the date hereof and summarized in Exhibit F hereto, as modified from time to time in
                         ---------
accordance with this Agreement.

                  "Daily Receivables Activity Report" shall have the meaning set
                   ---------------------------------
forth in Section 3.07(d).
         ---------------

                  "Dilution Adjustment" shall have  the  meaning  set  forth  in
                   -------------------
Section 2.08(b).
--------------
                  "Dilutive Credit" shall mean, with  respect to any Receivable,
                   ---------------
any reduction to the Unpaid Balance thereof on account of discount, expense, rebates, refunds, billing error expense, credits, set-off, counterclaim, defense, advertising allowances and other adjustments or allowances in respect of Receivables made by the Originator or the Servicer (excluding any adjustments on account of an Obligor's insolvency or inability to pay).

                  "Eligible Servicer"  shall  mean  the  Originator  or,  if the
                   -----------------
Originator is not acting as Servicer, an entity that, at the time of its appointment as Servicer, (a) is acceptable to the Indenture Trustee and the Rating Agencies, (b) is legally qualified and has the capacity to service the Receivables, (c) in the determination of the Majority Investors, has demonstrated the ability to service professionally and competently a portfolio of similar accounts in accordance with high standards of skill and care, and (d) is qualified to use the software that is then being used to service the Receivables or obtains the right to use or has its own software that is adequate to perform its duties under this Agreement.

                  "Enhancement Agreement" shall mean any  agreement,  instrument
                   ---------------------
or document governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

                  "ERISA" shall mean the Employee Retirement Income Security Act
                   -----
of 1974 and the rules and regulations thereunder, each as amended from time to time.

                  "ERISA Event" means (a)(i)  the  occurrence  of  a  reportable
                   -----------
event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of paragraph (1) of Section 4043(b) of ERISA (without regard to paragraph (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA occurs with respect to such Plan within the following 30 days;
(b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operation at a facility of the Seller or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the partial or complete withdrawal by the Seller or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA which would reasonably be expected to result in liability to the Seller or any of its Subsidiaries of more than $10,000,000; (f) the imposition of a Lien under Section 302(f) of ERISA with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA, which would reasonably be expected to constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

                  "Federal Funds Rate" shall mean, for any  day,  the  rate  per
                   ------------------
annum (rounded upward to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transaction with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transaction as determined by Bank of America.

                  "Final Payout Date"  shall  mean the earlier of the date after
                   -----------------
the satisfaction  and  discharge of the Indenture pursuant to Article IV thereof
                                                              ----------
on which either (i) all of the Notes have been paid in full or (ii) the Unpaid Balance of all outstanding Receivables included in the Purchased Assets have been paid or written off as uncollectible.

                  "Funded Current Liability Percentage"  means  "funded  current
                   -----------------------------------
liability percentage" within the meaning of Section 412(1)(8)(B) of the Code.

                  "Government Receivable" means, at any time, a  Receivable  the
                   ---------------------
Obligor of which is a federal, state or local government or governmental subdivision or agency.

                  "Indemnified Losses"  shall  have  the  meaning  set  forth in
                   ------------------
Section 5.02.
------------
                  "Indemnified Party"  shall  have  the  meaning  set  forth  in
                   -----------------
Section 5.02.
------------

                  "Lockbox" shall mean any post office box to which the Obligors
                   -------
remit Collections.

                  "Lockbox Agreement" shall mean each lockbox agreement attached
                   -----------------
as Exhibit B and any other lockbox  agreement  pursuant  to  which  the Servicer
   ---------
establishes a Lockbox Account in the name of the Indenture Trustee.

                  "Lockbox Bank" shall mean any institution at  which a  Lockbox
                   ------------
or Lockbox Account is maintained.

                  "LSFCC" shall mean Levi Strauss Financial Center  Corporation,
                   -----
a California corporation.

                  "Monthly Receivables Activity Report" shall  have the  meaning
                   -----------------------------------
provided in Section 3.07(c).
            ---------------

                  "Multiemployer Plan" means a multiemployer plan (as defined in
                   ------------------
Section 4001(a)(3) of ERISA) to which the Originator or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Noncomplying Receivable" shall have the meaning set forth in
                   -----------------------
Section 2.08(a).
---------------
                  "Noncomplying Receivables Adjustment" shall have  the  meaning
                   -----------------------------------
set forth in Section 2.08(a).
             ---------------

                  "Officer's Certificate" shall mean, unless otherwise specified
                   ---------------------
in this Agreement, a certificate delivered as provided herein, signed:

                  (a) by the President, any Vice President, Treasurer or any Assistant Treasurer or the chief financial officer of the Seller, the Transferor or the Servicer, as the case may be, or

                  (b) by the President, any Vice President or the financial controller of any Successor Servicer (or by an officer holding an office with equivalent or more senior responsibilities or, in the case of the Servicer or Successor Servicer, a Servicing Officer, and, in the case of the Transferor, any executive of the Transferor designated in writing by a Vice President or more senior officer of the Transferor for this purpose).

                  "Opinion of Counsel"  shall mean a written opinion of counsel,
                   ------------------
who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Issuer and the Indenture Trustee.

                  "PBGC" shall mean the Pension  Benefit Guaranty Corporation or
                   ----
any successor thereto.

                  "Plan" shall mean  each  employee  benefit plan (as defined in
                   ----
Section 3(3) of ERISA) currently sponsored, maintained or contributed to by the Originator and any ERISA Affiliate or with respect to which the Originator or any ERISA Affiliate has any liability.

                  "Purchase" shall mean each purchase of Receivables and Related
                   --------
Assets by the Issuer from the Seller and/or the Transferor hereunder.

                  "Purchase  Price"  shall  have  the  meaning  set   forth   in
                   ---------------
Section 2.04(b).
---------------
                  "Purchase Price Percentage"  shall  have the meaning set forth
                   -------------------------
in Section 2.04(b).
   ---------------

                  "Purchase Termination Date" shall mean the date  specified  by
                   -------------------------
the Indenture Trustee at the direction of the Majority Investors following the occurrence of a Purchase Termination Event; provided, however, that if an Event
                                            -----------------
of Bankruptcy has occurred with respect to either the Seller or the Issuer, or a Purchase Termination Event described in Section 7.01(f) shall have occurred, then, in any such event, the Purchase Termination Date shall be deemed to have occurred automatically without any such notice.

                  "Purchase Termination Event" shall  have the meaning set forth
                   --------------------------
in Section 7.01.
   ------------
                  "Purchased Assets" shall have the meaning set forth in Section
                   ----------------                                      -------
2.01(a).
-------
                  "Related Assets" shall have the  meaning  set forth in Section
                   --------------                                        -------
2.01(a).
-------
                  "Seller" shall mean LSFCC, in its capacity as the Seller under
                   ------
this Agreement, and any successor to LSFCC permitted under Section 6.02.
                                                           ------------

                  "Service Transfer" shall have the meaning specified in Section
                   ----------------                                      -------
8.01.
----
                  "Servicer" shall mean LSFCC, in its capacity as  the  Servicer
                   --------
under this Agreement, and any successor thereto in such capacity appointed pursuant to Article IX of this Agreement.
            ----------

                  "Servicer Default" shall have the meaning specified in Section
                   ----------------                                      -------
8.01.
-----
                  "Servicing Fee Rate" shall mean 0.50%.
                   ------------------

                  "Servicing Officer" shall mean any officer of  the Servicer or
                   -----------------
an attorney-in-fact of the Servicer who in either case is involved in, or responsible for, the administration and servicing of the Receivables and whose name appears on a list of servicing officers furnished to the Issuer and the
Indenture Trustee by the Servicer, as such list may from time to time be amended. The initial list of Servicing Officers is set forth in Exhibit C.
                                                                ---------
                  "Subordinated Loan"  shall  have  the  meaning  set  forth  in
                   -----------------
Section 2.06.
------------
                  "Subordinated Note" shall mean the Subordinated Note dated the
                   -----------------
Closing Date made by Issuer and payable to the order of the Seller substantially in the form of Exhibit E, as such note may be amended, supplemented, otherwise
               ---------
modified or replaced from time to time.

                  "Subordinated Note Cap" shall  have  the  meaning set forth in
                   ---------------------
Section 2.06.
------------
                  "Sub-Servicer" shall have  the  meaning  set  forth in Section
                   ------------
3.01(b).
-------

                  "Surviving Entity" shall have the meaning set forth in Section
                   ----------------                                      -------
2.18(c).
-------
                  "Termination Notice" shall  have  the  meaning  set  forth  in
                   ------------------
Section 8.01.
------------
                  "Unmatured Purchase Termination Event" shall  mean  any  event
                   ------------------------------------
that, with the giving of notice or lapse of time, or both, would become a Purchase Termination Event.

                  "Unmatured Servicer Default" shall mean any  event  that, with
                   --------------------------
the giving of notice or lapse of time, or both, would become a Servicer Default.

        Section 1.02    Other Definitional Provisions.
                        -----------------------------

        (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        (b) Other Terms. All  accounting  terms  not specifically defined herein
            -----------
shall be construed in accordance with GAAP or with United States generally accepted regulatory accounting principles, as applicable. To the extent that the definitions of accounting terms in this Agreement are inconsistent with the meanings of such terms under GAAP or regulatory accounting principles, the definitions contained in this Agreement shall control. All terms used in Article 9 of the UCC and not specifically defined herein are used herein as defined in such Article 9.

        (c) Computation  of  Time  Periods.  Unless  otherwise  stated  in  this
            ------------------------------
Agreement with respect to computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding".

        (d) References to Amounts. Unless otherwise specified, references to any
            ---------------------
amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

        (e) Reference. The  word "hereof", "herein" and "hereunder" and words of
            ---------
similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and references to "Section", "subsection", "Appendix", "Schedule" and "Exhibit" in this Agreement
 -------    ----------     --------    --------       -------
are references to Sections, subsections, Appendices, Schedules and Exhibits in or to this Agreement unless otherwise specified in this Agreement.

                                   ARTICLE II

                              CONVEYANCE OF ASSETS

                Section 2.01    Sale and Purchase.
                                -----------------

                (a)  Agreement.  Upon  the  terms  and subject to the  condition
                     ---------
hereof, Issuer agrees to buy, and each of the Seller and the Transferor agrees to transfer, assign, set over and otherwise convey to the Issuer, all of the Seller's and the Transferor's right, title and interest in and to the following:

                     (i) all Receivables now existing and hereafter arising from time to time;

                     (ii)  all   Related   Security   with   respect   to   such
        Receivables;

                     (iii) all Collections;

                     (iv) all rights of the Seller and the Transferor (directly or as assignee) under the Receivables Purchase and Sale Agreement and all rights of the Transferor under the Receivables Sale Agreement; and

                     (v)   all proceeds of and earnings on any of the foregoing.

                The items listed above in clauses (ii), (iii), (iv) and (v), whenever and wherever arising, are collectively referred to herein as the "Related Assets." The Receivables and the Related Assets are collectively
 --------------
referred to herein as the "Purchased Assets." It is  expressly  understood  that
                           ----------------
each Receivable conveyed to the Issuer hereunder, together with all other Purchased Assets then existing or thereafter created and arising with respect thereto, will thereafter be the property of the Issuer (or its assignees), without the necessity of any further action by the Issuer (other than satisfaction of the conditions set forth herein).

                (b)  Rights of the Issuer. Each of the Seller and the Transferor
                     --------------------
hereby authorizes the Issuer and its assignees and designees to take any and all steps in its name and on its behalf that the Issuer, the Servicer and/or their respective designees determine are reasonably necessary or appropriate to collect all amounts due under any and all Purchased Assets, including without limitation endorsing the name of the Seller or the Transferor on checks and other instruments representing Collections and enforcing such Purchased Assets. The Issuer shall have no obligation to account for, to replace, to substitute or to return any Purchased Asset to the Transferor or, except as provided in
Section 2.08(c), to the Seller. The Issuer shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with the Purchased Assets and all of the Issuer's right, title and interest in, to and under this Agreement on whatever terms the Issuer determines. As between the Seller, the Transferor and the Issuer, the Issuer shall have the sole right to retain any gains or profits created by buying, selling or holding the Purchased Assets.

                (c) Responsibilities of the Seller and the Transferor.  Each  of
                    -------------------------------------------------
the Seller and the Transferor agrees to deliver directly to the Servicer (for the Issuer's account), within one (1)

Business Day after receipt thereof, any Collections that it receives, in the form so received, and agrees that all such Collections shall be deemed to be received in trust for the Issuer and its assignees and shall be maintained and segregated separate and apart from all other funds and moneys of the Transferor and the Seller until delivery of such Collections to the Servicer. Each of the Seller and the Transferor hereby grants to the Issuer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in its name all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by it or transmitted or received by the Issuer (whether or not from the Seller or the Transferor) in connection with any Purchased Asset (which power of attorney may be exercised by the Issuer's successors and assigns in accordance with Section
                                                                         -------
10.15).  Each of the Seller and the  Transferor  shall  perform,  or cause to be
-----
performed, all of its obligations hereunder and under the Contracts related to the Purchased Assets to which it is a party to the same extent as if such Purchased Assets had not been sold hereunder, and the exercise by the Issuer or its designee or assignee of the Issuer's rights hereunder or in connection herewith shall not relieve the Seller or the Transferor from any of their respective obligations under any such Contracts related to the Purchased Assets. Notwithstanding the foregoing, each of the Seller and the Transferor acknowledges that the Issuer or its designees are entitled to perform such obligations to the extent permitted under the Transaction Documents.

                Section 2.02    Purchases.  On  the  Closing  Date, the purchase
                                ---------
all of the Transferor's right, title and interest in and to all Receivables outstanding as of the close of business on the immediately preceding Business Day, together with all other Purchased Assets related thereto. The Transferor shall thereafter cease immediately to purchase any further Receivables or other Purchased Assets from the Seller under the Receivables Sale Agreement or otherwise, and the Transferor shall not sell any further Receivables or other Purchased Assets hereunder. On the Closing Date and on each Business Day thereafter until the Purchase Termination Date, the Issuer shall purchase all of the Seller's right, title and interest in and to all Receivables existing as of the close of business on the immediately preceding Business Day and all Purchased Assets related thereto that were not previously purchased by the Issuer hereunder. Notwithstanding the foregoing, if (i) an Insolvency Proceeding is pending with respect to the Seller prior to the Purchase Termination Date, the Seller shall not sell and the Issuer shall not buy any Purchased Assets hereunder unless and until such Insolvency Proceeding is dismissed or otherwise terminated, and (ii) if either the Internal Revenue Service or the PBGC has filed a notice of Lien with respect to any Purchased Assets the Seller shall not sell and the Issuer shall not buy any Purchased Assets hereunder unless and until such Lien has been released.

                Section 2.03    Conditions Precedent to Purchases.  No  Purchase
                                ---------------------------------
of Purchased Assets shall be made hereunder on any date on which the Issuer does not have sufficient funds available to pay the Purchase Price in cash (including cash made available to the Issuer under the Subordinated Loan).

                Section 2.04    Calculation of the Purchase Price.
                                ---------------------------------

                (a) On each Business Day from and including the Closing Date to but excluding the Purchase Termination Date, the Seller shall deliver, or cause the Servicer to deliver, to the Issuer an accounting with respect to (i) the Purchases of Purchased Assets to be made on such Business Day and (ii) the Purchase Price to be paid on account of the foregoing as calculated in accordance  with this Section 2.04.  Such  accounting,  so long as
                                    ------------
LSFCC or an Affiliate of LSFCC acts as Servicer, will be included in the Daily Receivables Activity Report generated by the Servicer.

                (b) With respect to the Purchase of any Purchased Assets by the Issuer pursuant to this Article II, (i) on the Closing Date, the Issuer shall pay to the Transferor a purchase price equal to 97.7% times the Unpaid Balance of all Receivables to be Purchased from the Seller and the Transferor on the Closing Date, $190,000,000 of which shall be funded through a capital contribution made by NF Industries, Inc. and the SPC Member to the Issuer and
(ii) on each day after the Closing Date the Issuer shall pay to the Seller a purchase price equal to 97.7% (the "Purchase Price Percentage") times the Unpaid
                                    -------------------------
Balance of the Receivables to be Purchased from the Seller on such day (each such purchase price, the "Purchase Price"). To the extent that the Purchase
                           --------------
Price otherwise to be paid on the Closing Date shall exceed the sum of the capital contribution described above plus the net proceeds from the sale of the Series of Notes then being issued, the parties hereto acknowledge that such Purchase Price shall be funded through, or otherwise by, a capital contribution made by NF Industries, Inc. and the SPC Member to the Issuer in the amount of such excess, the precise amount of which will be determined by the close of business on the Closing Date. Conversely, to the extent that the sum of such capital contributions plus net proceeds exceeds the Purchase Price owed on the Closing Date, the amount overpaid shall be credited to the Issuer's members as a return of capital. The Purchase Price Percentage may be recalculated no more frequently than monthly using a discount rate and expected collection period based on the Issuer's weighted cost of funds and Average Days Outstanding for the prior month and assuming a reasonable return on Issuer's equity and adjusted to reflect such factors as the Seller and the Issuer mutually agree will result in a Purchase Price determined to be the fair market value of such Purchased Assets. No change in the Purchase Price Percentage will affect the Purchase Price paid or owed for Receivables sold prior to the effective date of such change.

                Section 2.05    Purchase  Price  Payments.   On  the  terms  and
                                -------------------------
subject to the conditions of this Agreement, the Issuer shall pay to the Transferor on the Closing Date the Purchase Price for the Purchased Assets sold on such date, by paying such Purchase Price to the Transferor in cash. On the terms and subject to the conditions of this Agreement, the Issuer shall pay to the Seller, on the Closing Date and on each other Business Day on which any Purchased Assets are purchased from the Seller by the Issuer pursuant to this
Article II, the Purchase Price for such Purchased Assets by paying such Purchase
----------
Price to the Seller in cash (including funds borrowed under the Subordinated Note as provided in the Subordinated Note and in Sections 2.06 and 2.07 of this
                                                  -------------     ----
Agreement).

                Section 2.06    The Subordinated Note.  On the Closing Date, the
                                ---------------------
Issuer shall deliver to the Seller the Subordinated Note in the form set forth as Exhibit E. Pursuant to the terms of, and subject to the limitations set forth
   ---------
in, the Subordinated Note, the Issuer will request from the Seller an advance (each, a "Subordinated Loan") on or prior to the Purchase Termination Date for
          ------------------
the purpose of purchasing Purchased Assets from the Seller hereunder. Pursuant to the terms of the Subordinated Note, the Issuer shall not request or receive any advance thereunder on any date if after giving effect to such advance, the sum of the Subordinated Loans then outstanding and the aggregate Outstanding Amount of all Notes would exceed the Net Eligible Receivables Balance minus the Adjusted Loss Reserve, (such maximum amount required to be advanced at any time, the  "Subordinated  Note Cap").  The
                                                  ----------------------
Subordinated Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of, the Subordinated Note. Notwithstanding any other provision of this Agreement, the Issuer shall not use funds borrowed under the Subordinated Note for any purpose other than paying the Purchase Price for the Purchased Assets.

                Section 2.07    Conditions Precedent to  Subordinated Loans. The
                                -------------------------------------------
Issuer shall not request any Subordinated Loan under the Subordinated Note and the Seller shall have no obligation to make a Subordinated Loan under this Agreement unless the following conditions precedent have been satisfied on the date of such Subordinated Loan:

                (a) the Subordinated Note shall have been duly executed and delivered by the Issuer and shall be in full force and effect;

                (b) no Event of Bankruptcy shall have occurred and be continuing with respect to the Issuer; and

                (c) after giving effect to such Subordinated Loan, the aggregate outstanding principal amount of the Subordinated Note shall not exceed the Subordinated Note Cap.

                Section 2.08    Adjustments.
                                -----------

                (a) With respect to any Receivable, if on any day the Issuer (or the Indenture Trustee on its behalf), the Servicer, the Seller or the transferor determines that (i) any Receivable that (A) was not identified by the Seller for inclusion in the Daily Receivables Activity Report as other than an Eligible Receivable on the Business Day such Receivable was sold hereunder or
(B) was otherwise treated as or represented to be an Eligible Receivable in any Daily Receivables Activity Report, was not in fact an Eligible Receivable on such date or (ii) any of the representations or warranties set forth in Section
                                                                         -------
2.16(d) or 2.16(k) was not true when made with respect to such Receivable or the
-------    -------
Related Assets with respect to such Receivable (each such Receivable described in clause (i) or clause (ii), a "Noncomplying Receivable"), then the Seller
                                   -----------------------
shall pay the aggregate Unpaid Balance of such Receivables (such payment, the "Noncomplying Receivables Adjustment") to the Issuer in accordance with Section
 -----------------------------------                                     -------
2.08(c).
-------

                (b) If on any day the Unpaid Balance of any Receivable (i) is reduced as a result of any cash discount or any adjustment by the Seller, the Transferor or any Affiliate (other than the Issuer), (ii) is subject to reduction on account of any offsetting account payable of the Seller or the Transferor or any Affiliate (other than the Issuer) to an Obligor or is reduced or cancelled as a result of a set-off in respect of any claim by, or defense or credit of, the related Obligor against the Seller, the Transferor or any Affiliate (other than the Issuer) (whether such claim, defense or credit arises out of the same or a related or an unrelated transaction) or (iii) is reduced on account of the obligation of the Originator to pay to the related Obligor any rebate or refund (each of the reductions and cancellations described above in clauses (i) through (iii), a "Dilution Adjustment"), then the Seller shall pay
                              --------------------
such Dilution Adjustment to the Issuer in accordance with Section 2.08(c).
                                                          --------------

               (c) On each Business Day, the Seller shall pay to the Issuer in accordance with Section 2.09, an amount (an "Adjustment") equal to the sum of
                   ------------                 ----------                ---
(A) the aggregate Dilution

Adjustment, if any, for each day from and including the immediately preceding Business Day plus (B) the Noncomplying Receivables Adjustment, if any, for each
             ----
day from and including the immediately preceding Business Day. Such Adjustments shall be paid (i) during the Revolving Period, either (x) in cash, (y) as an offset of such Adjustment against the Purchase Price otherwise payable hereunder for the Purchased Assets being purchased on the next Business Day or (z) as an adjustment to the outstanding amount of the Subordinated Note and (ii) following the Purchase Termination Date, in cash. The Receivables that gave rise to any Dilution Adjustment or any Noncomplying Receivables Adjustment shall remain the property of the Issuer. From and after the day on which any Noncomplying Receivables Adjustment is made, any collections received by the Issuer that are identified as proceeds of the Receivables that gave rise to such Noncomplying Receivables Adjustment and any Related Security with respect to such Receivable shall be promptly returned to the Seller.

                (d) In  addition  to  the  foregoing  Section 2.08(c), if on any
                                                      ---------------
day a required consent is not obtained to an assignment of a Government Receivable, then the Seller shall repurchase such Government Receivable by paying the Unpaid Balance of such Receivable to the Issuer and the Issuer shall convey such Receivable to Seller without any representations or warranties other than that there are no Liens with respect to such Receivable arising by or through the Issuer. Upon payment of the foregoing amount with respect to a Receivable, such Receivable thereafter shall no longer be deemed to be a "Receivable" for purposes of this Agreement.
 ----------

                Section 2.09    Payments and Computations, Etc.  All  amounts to
                                ------------------------------
be paid by the Seller to the Issuer hereunder shall be paid in accordance with the terms hereof no later than [1:00 p.m.] (New York time) on the day when due in United States dollars in immediately available funds to an account specified in writing from time to time by the Issuer or its designee. Payments received by the Issuer after such time shall be deemed to have been received on the next Business Day. If any payment becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. The Seller shall pay to the Issuer, on demand, interest on all amounts not paid when due hereunder at a rate equal to the Base Rate plus 2% per annum; provided, however,
                                                              --------  -------
that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day). All payments made under this Agreement shall be made without set-off or counterclaim.


                Section 2.10   No  Assumption.  The  sales   and   Purchases  of
                               --------------
Purchased Assets do not constitute and are not intended to result in a creation or an assumption by the Issuer or its successors and assigns of any obligation of the Seller or the Transferor or any other Person in connection with the Purchased Assets (other than such obligations as may arise from the ownership of the Receivables) or under the related Contracts or any other agreement or instrument relating thereto, including without limitation any obligation to any Obligors. None of the Servicer, the Issuer or the Issuer's assignees shall have any obligation or liability to any Obligor or other customer or client of the Originator, the Seller or the Transferor, except such obligations as may arise from the ownership of the Receivables. No such obligation or liability to any Obligor or other customer or client of the Originator, the Seller or the Transferor (including, without limitation, any obligation under any Contract) is intended to be assumed by the Servicer or its successors and assigns hereunder and any such assumption is expressly disclaimed.

                Section 2.11    No Recourse. Except as specifically provided  in
                                -----------
this Agreement, the sale and conveyance of the Purchased Assets under this Agreement shall be without recourse to the Seller and the Transferor or any predecessor- in-interest to either of them; provided, however, that each of the
                                            --------   -------
Seller and the Transferor shall be liable to the Issuer and its successors and assigns for all representations, warranties, covenants and indemnities made by it pursuant to the terms of this Agreement (it being understood that no such obligations of the Seller or the Transferor will arise solely on account of the inability of an Obligor to pay a Receivable).

               Section 2.12    True Sales; Back-Up  Security  Interest.  Each of
                               ----------------------------------------
the Seller and the Transferor and the Issuer intends the transfers of Purchased Assets hereunder to be true sales by each of the Seller and the Transferor to the Issuer that are absolute and irrevocable and to provide the Issuer with the full benefits of ownership of the Purchased Assets, and none of the parties hereto intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from the Issuer to the Seller or the Transferor which are secured by the Purchased Assets. The parties agree that the foregoing sales constitute sales of "accounts" as described in the UCC, and that this Agreement shall create a security interest in favor of the Issuer as the purchaser of the Receivables. Notwithstanding such intent, if the arrangements with respect to the Receivables hereunder are deemed for any purpose to constitute a loan and not a purchase and sale of such Receivables, it is the intention of the parties hereto that this Agreement shall still constitute a security agreement under applicable law, and each of the Seller and the Transferor hereby grants to the Issuer a first priority perfected security interest in all of their respective right, title and interest, whether now owned or hereafter acquired, in, to and under the Purchased Assets, and all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit, and advices of credit consisting of, arising from or related to the Purchased Assets, and all proceeds thereof, to secure their respective obligations hereunder, including their obligations to remit to the Issuer, for application in accordance the Indenture, all Collections of the Receivables and other proceeds of the Purchased Assets. Other than the security interest granted to the Issuer pursuant to this Agreement or such other security interests as have been released pursuant to the Consent and Release Agreement, neither the Seller nor the Transferor has pledged, granted, sold, conveyed or otherwise assigned any interests or security interests in the Purchased Assets, and no security agreement, financing statement or equivalent security or lien instrument listing the Seller or Transferor as debtor covering all or any part of the Purchased Assets is on file or of record in any jurisdiction, except (i) such as may have been filed, recorded or made in favor of the Issuer or the Indenture Trustee in connection with the Transaction Documents or (ii) such financing statements as have been released pursuant to the Consent and Release Agreement. This Agreement constitutes a valid and continuing security interest (as defined in the UCC) in the Purchased Assets in favor of the Issuer and its assigns, which security interest is prior to all other Liens (other than
Permitted Liens) and is enforceable as such as against creditors of and purchasers from the Transferor, the Seller and the Originator in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. Each of the Transferor and the Seller owns good and marketable title to the Purchased Assets which it purports to sell hereunder, free and clear of any Lien, claim or encumbrance of any Person other than Permitted Liens. All of the Receivables constitute accounts as such term is defined in the UCC and all of the Purchased Assets constitute either accounts or general intangibles (as each such term is defined in the UCC) except that proceeds of the Purchased Assets may also take the form of instruments. Each of the Transferor and the Seller has taken all action reasonably necessary to perfect the security interest granted in this Agreement. The Servicer has filed, on behalf of the Transferor and the Seller, all appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Purchased Assets granted hereunder. Neither the Transferor nor the Seller has authorized the filing of and is not aware of any financing statements against either of them that includes a description of collateral covering the Purchased Assets other than
(i) such financing statements as may have been filed, recorded or made in favor of the Issuer or the Indenture Trustee in connection with the Transaction Documents or (ii) such financing statements as have been released pursuant to the Consent and Release Agreement. Neither the Transferor nor the Seller is aware of any judgment or tax lien filings against either of them. The representations and warranties set forth in this Section 2.12 shall survive the
                                                 ------------
execution and delivery of this Agreement, shall be deemed re-made on each date on which any Purchased Assets are sold hereunder and may not be waived by any party hereto except pursuant to a written agreement executed in accordance with
Section 10.01 and as to which the Rating Agency Condition has been satisfied.
-------------

                Section 2.13    Servicing  and  Further  Transfer  of  Purchased
                                ------------------------------------------------
Assets. Consistent with the Issuer's ownership of all Purchased Assets, as among the Seller, the Transferor and the Issuer, the Issuer shall have the sole right to service, administer and collect all Purchased Assets, to assign such right and to delegate such right to others. Each of the Seller and the Transferor hereby acknowledges and agrees that the Issuer has assigned and delegated the servicing, administration and collection of the Purchased Assets to the Servicer pursuant to Article III of this Agreement. In consideration of the Issuer's
            -----------
purchase of the Purchased  Assets and as more fully set forth in Section  10.15,
                                                                 --------------
each of the Seller and the Transferor hereby acknowledges and agrees that the Issuer intends to assign for the benefit of the Issuer and its successors and assigns the rights and interests granted by the Seller and/or the Transferor to the Issuer hereunder, and agrees to cooperate fully with the Issuer and its successors and assigns in the exercise of such rights.

                Section 2.14      Financing Statements; Further Assurances.
                                  ----------------------------------------

                (a) In connection with the Purchase described above, the Seller agrees at its expense, to record and file financing statements (and continuation statements when applicable) with respect to the Purchased Assets conveyed by it or by the Transferor meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary or desirable to perfect and maintain the perfection of the transfer and assignment of its interest in the Purchased Assets to the Issuer, and to deliver a file stamped copy of each such financing statement or other evidence of such filing to the Issuer as soon as practicable after the Closing Date.

                (b) Each of the Seller and the Transferor further agrees to promptly execute and deliver (or cause the Servicer or the related Sub-Servicer to execute and deliver) all further instruments and documents, and take all further action, that the Issuer or the Indenture Trustee may reasonably request in order to (i) perfect, protect or more fully evidence the Purchases of the Purchased Assets hereunder, (ii) to enable the Issuer and its successors and assigns to exercise or enforce any of its rights hereunder or under any other Transaction Document to which it is a party or (iii) to enable the Indenture Trustee to exercise or enforce any of its rights under the Indenture.

                (c) Each of the Seller and the Transferor hereby authorizes the Issuer and its successors and assignees to execute and file one or more financing or continuation statements and amendments thereto and assignments thereof with respect to all or any of the Purchased Assets, in each case whether now existing or hereafter purchased or generated. If (i) either the Seller or the Transferor fails to perform any of its agreements or obligations under this Agreement and does not remedy such failure within the applicable cure period, if any, and (ii) the Issuer or its successors or assignees in good faith reasonably believes that the performance of such agreements and obligations is necessary or appropriate to protect the interests of the Issuer or its successors or assignees under this Agreement, then the Issuer or its successors or assignees May (but shall not be required to) perform or cause performance of such agreement or obligation, and the reasonable expenses of the Issuer or its assignees incurred in connection with such performance shall be payable by the Seller as provided in Section 5.02. The Servicer shall, on the Seller's and the
                      ------------
Transferor's behalf, be responsible for the recording and filing of financing statements, and delivering such other instruments and documents as may be required to be recorded or delivered pursuant to this Section 2.14, and to
                                                          ------------
ensure the taking of such other action as may be required hereunder or under the Indenture to maintain the perfection and priority of the Issuer's security interest in the Purchased Assets and of the Indenture Trustee's security interest in the Pledged Assets.

                Section 2.15    Marking of  Records. In   connection  with   the
                                -------------------
transfer described herein, (i) each of the Seller and the Transferor agrees to indicate clearly and unambiguously in its computer files, books and records on or prior to the Closing Date that the Receivables and other Purchased Assets have been conveyed to the Issuer pursuant to this Agreement by so marking such computer files, books and records, and (ii) the Servicer agrees to indicate clearly and unambiguously in its computer files, books and records on or prior to the Closing Date that the Receivables and other Purchased Assets have been conveyed to the Issuer pursuant to this Agreement by so marking such computer files, books and records, including the master data processing records evidencing the Purchased Assets.

                Section 2.16    Representations and Warranties of the Seller and
                                ------------------------------------------------
Transferor. In order to  induce  the  Issuer to enter into this Agreement and to
----------
make Purchases hereunder, each of the Seller and the Transferor hereby makes the representations and warranties set forth in this Section 2.16, in each case as of the date hereof, as of the Closing Date and, in the case of the Seller, as of the date of each transfer by the Seller of the Purchased Assets hereunder and as of any other date specified in such representation or warranty.

                (a) Organization and Good Standing. It  is  a  limited liability
                    ------------------------------
company or corporation duly organized and validly existing in good standing under the laws of its state of organization as noted on the first page hereof and has full power and authority to conduct its business as such business is presently conducted. It had at all relevant times, and now has, all necessary power, authority and legal right to own and sell the Purchased Assets.

                (b) Due Qualification.  It is  duly qualified to do business, is
                    -----------------
in good standing as a foreign limited liability company or corporation, and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualification, licenses or approvals and in which the failure so to qualify or to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could reasonably be expected to give rise to a Material Adverse Effect.

                (c) Power  and  Authority:  Due  Authorization.  It  (i) has all
                    --------------------------------------
necessary power and authority (A) to execute and deliver this Agreement, the Contracts and the other Transaction Documents to which it is a party, (B) to perform its obligations under this Agreement, the Contracts and the other Transaction Documents to which it is a party and (C) to sell and assign the Purchased Assets transferred hereunder on the terms and subject to the conditions herein and therein provided and (ii) has duly authorized by all necessary action such sale and assignment and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Agreement, the Contracts and the other Transaction Documents to which it is a party.

                (d) Valid Sale; Binding Obligations. This  Agreement constitutes
                    -------------------------------
a valid sale, transfer, set-over and conveyance to the Issuer of all of its right, title and interest in, to and under the Purchased Assets, which is perfected and of first priority (subject to Permitted Liens) under the UCC and other applicable law, enforceable against its creditors and purchasers from it, free and clear of any Lien (other than Permitted Liens); and this Agreement constitutes, and each other Transaction Document to which it is a party when duly executed and delivered will constitute, a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                (e) No  Conflict  or  Violation.  The  execution,  delivery  and
                    ---------------------------
performance by it of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to be signed by it, and the fulfillment of the terms hereof and thereof, will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under (A) its certificate of incorporation, certificate of formation, limited liability company agreement or by-laws (or other similar internal instrument) or (B) any material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which it is a party or by which it is bound, (ii) result in the creation or imposition of any Lien on any of the Purchased Assets pursuant to the terms of any such material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument other than this Agreement and the other Transaction Documents or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to it or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it, which conflict or violation described in this clause (iii), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No transaction contemplated hereby requires compliance with any bulk sales or similar law, rule or regulation.

                (f) Litigation and Other Proceedings. (i)  There  is  no action,
                    --------------------------------
suit, proceeding or investigation pending, or to the best of its knowledge, threatened, against it before any court, arbitrator, regulatory body, administrative agency or other tribunal or governmental instrumentality and (ii) it is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Government Authority that, in the case of either of the foregoing clauses (i) or (ii), (A) asserts the invalidity of this Agreement or any other Transaction Document, (B) seeks to prevent the sale of any Purchased Asset to the Issuer or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document,
(C) seeks any determination or ruling that, in its reasonable judgment, would materially and adversely affect the performance by it of its obligations under this Agreement or any other Transaction Document to which it is a party or the validity or enforceability of this Agreement or any other Transaction Document to which it is a party or (D) individually or in the aggregate for all such actions, suits, proceedings and investigations could reasonably be expected to have a Material Adverse Effect.

                (g) Governmental  Approvals.  Except where the failure to obtain
                    ----------------------
or make such authorization, consent, order, approval or action could not reasonably be expected to have a Material Adverse Effect, (i) all authorizations, consents, orders and approvals of, or other actions by, any Governmental Authority that are required to be obtained by it in connection with the conveyance of the Purchased Assets or the due execution, delivery and performance by it of this Agreement or any other Transaction Document to which it is a party and the consummation of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party have been obtained or made and are in full force and effect and (ii) all filings with any Governmental Authority that are required to be obtained in connection with such conveyances and the execution and delivery by it of this Agreement have been made.

                (h) Margin Regulations. It is not engaged, principally or as one
                    ------------------
of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meanings of Regulations T, U and X of the Board of Governors of the Federal Reserve System). It has not taken and will not take any action to cause the use of proceeds of the sales hereunder to violate said Regulations T, U or X.

                (i) Taxes. It  has filed (or there have been filed on its behalf
                    -----
as a member of a consolidated group) all tax returns and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be owing by it, other than any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Liens) or (ii) the amount of which, either singly or in the aggregate, would not have a Material Adverse Effect.

                (j) Solvency.  After  giving  effect  to   each   conveyance  of
                    --------
Purchased Assets by it hereunder, it is solvent and able to pay its debts as they come due and has adequate capital to conduct its business as presently conducted.

                (k)  Quality of Title/Valid Transfers.
                     --------------------------------

                    (i) Immediately before each Purchase to be made by the Issuer hereunder, each Purchased Asset to be sold to the Issuer by the Seller or the Transferor shall be owned by such party free and clear of any Lien (other than any Permitted Lien), and each of the Seller and the Transferor shall have made all filings and shall have taken all other action under applicable law in each relevant jurisdiction in order to protect and perfect the ownership or security interest of the Issuer and its successors and assignees in such Purchased Assets against all creditors of, and purchasers from, the Seller and the Transferor (subject to Permitted Liens).

                    (ii) With respect to each Receivable transferred hereunder on such date, the Issuer shall acquire a valid and perfected ownership or security interest in such Receivable and any identifiable proceeds thereof, free and clear of any Lien (other than any Permitted Liens).

                    (iii) As of the date of transfer of a Purchased Asset to the Issuer, no effective financing statement or other instrument similar in effect that covers all or part of such Purchased Asset or any interest therein is on file in any recording office except such as may be filed (A) in favor of the Seller pursuant to the Receivables Purchase and Sale Agreement, (B) in favor of the Transferor pursuant to the Receivables Sale Agreement, (C) in favor of the Issuer pursuant to this Agreement or otherwise filed by or at the direction of the Issuer,
         (D) in favor of the Indenture Trustee under the Indenture and (E) subject to the terms of the Consent and Release Agreement.

                    (iv) The Purchase Price owed to it constitutes reasonably equivalent value for the Purchased Assets conveyed by it in consideration therefor on such date, and no purchase of an interest in such Purchased Assets by Issuer constitutes a fraudulent transfer or fraudulent conveyance under the United States Bankruptcy Code or applicable state bankruptcy or insolvency laws or subject to subordination under similar laws or principles or for any other reason.

                (l) Accuracy of  Information.  All written information furnished
                    ------------------------
by the Seller or the Transferor to the Issuer or its successors and assigns pursuant to or in connection with any Transaction Documents or any transaction contemplated herein or therein with respect to the Purchased Assets transferred hereunder on such date is true and correct in all material respects on such date.

                (m) Offices. Its principal place of business and chief executive
                    -------
office is located, and the offices where the Servicer keeps all Records related to the Purchased Assets (and all original documents relating thereto) are located, at the addresses specified in Schedule 2.16(m).
                                       ---------------

                (n) Eligible  Receivables.  Each   Receivable  included  in  the
                    ---------------------
Purchased Assets transferred hereunder, unless otherwise identified to the Servicer by the Seller to be excluded from the Aggregate Receivables Balance in the related Daily Receivables Activity Report, is an Eligible Receivable on such date.

                (o) Payment  Instructions  to  Obligors.  All Obligors have been
                    -----------------------------------
instructed by the Servicer to remit all payments on the Purchased Assets directly to one of the Lockboxes or Lockbox Accounts and (ii) all Lockbox Banks have been instructed by the Servicer to deposit all Collections remitted to a Lockbox directly to the related Lockbox Account and neither the Seller nor the Transferor has given any contrary instructions. The names and addresses of all Lockbox Banks, together with the account numbers of the Lockbox Accounts at such Lockbox Banks into which the Collections are put, are accurately set forth in
Schedule 2.16(o). The  Seller  has  good  title to the Lockbox Accounts free and
---------------
clear of any Lien,  claim or  encumbrance  of any Person  other  than  Permitted
Liens.

                (p)  Investment  Company  Act.   Neither  the  Seller  nor   the
                     ------------------------
Transferor is, or is controlled by, an "investment company" registered or required to be registered under the Investment Company Act.

                (q) Legal Names.  Except  as  otherwise  set  forth  in Schedule
                    -----------                                         --------
2.16(q),  neither the  Seller  nor the Transferor  has, within the past five (5)
-------
years, (i) been known by any legal name other than its corporate name as of the date hereof, (ii) been the subject of any merger or other corporate reorganization that resulted in a change of name, identity or corporate structure or (iii) used any trade names other than its actual corporate name.

                (r) Compliance with Applicable Laws. Each of the Seller  and the
                    -------------------------------
Transferor is in compliance with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (federal, state, local or foreign), a violation of any of which, individually or in the aggregate for all such violations, is reasonably likely to have a Material Adverse Effect.

                (s) Business and Indebtedness of Transferor. The  Transferor has
                    ---------------------------------------
no Indebtedness except as contemplated by this Agreement, by the Credit Agreement and certain intercompany debt not prohibited under the terms of the Credit Agreement. The Transferor has not engaged in any business other than the Purchase of Receivables and other Purchased Assets under the Receivables Sale Agreement, the transfer of Receivables and other Purchased Assets under this Agreement, and its guarantee of the Originator's obligations under the Credit Agreement.

                (t) Credit and Collection Policy. The copy of the current Credit
                    ----------------------------
and  Collection  Policy  attached as Exhibit F to this  Agreement  is a true and
                                     ---------
complete copy. As of the date each Receivable is transferred hereunder, each of the Servicer, the Originator, the Seller and the Transferor has complied in all applicable material respects with the Credit and Collection Policy with respect to such Receivable transferred on such date and the related Contract.

                (u) ERISA Compliance.
                    ----------------

                    (i) Except as would not have a Material Adverse Effect, each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service and to the best knowledge of each of the Seller and the Transferor, nothing has occurred which would cause the loss of such qualification. The Seller and each ERISA Affiliate have made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                    (ii) There are no pending or, to the best knowledge of each of the Seller or the Transferor, threatened, claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                    (iii) (a) No ERISA Event that requires notice to be given to the PBGC has occurred or is reasonably expected to occur; (b) no Plan has a Funded Current Liability Percentage of less than 90% as of the most recent valuation date; (c) neither the Seller nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); and (d) neither the Seller nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan.

                (v) Enforceability of Contracts. Each  Contract  with respect to
                    ---------------------------
each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Unpaid Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                (w) Accounting.  The  manner  in  which  the  Seller   and   the
                    ----------
Transferor account for the transactions contemplated by this Agreement does not materially affect the determination that the sale of the Purchased Assets thereunder to the Issuer is a "true sale."

                (x) Compliance with Representations.  On  and  as of the date of
                    -------------------------------
each Purchase, the Seller hereby represents and warrants that all of the other representations and warranties of it set forth in this Article II are true and
                                                         ----------
correct on and as of each such date (and after giving effect to all Receivables in existence on each such date) as though made on and as of each such date.

                The representations  and  warranties set  forth  in this Section
                                                                          ------
2.16 shall  survive  the  transfers and assignments of the Receivables and other
----
Purchased Assets to the Issuer and the issuance of the Notes under the Indenture. Upon discovery by the Seller, the Transferor, the Servicer or the Issuer of a breach of any of the representations and warranties set forth in this Section 2.16, the party discovering such breach shall give notice to the
     ------------
other parties within 3

Business Days following such discovery, provided that the failure to give notice within 3 Business Days shall not preclude subsequent notice.

                Section 2.17    Affirmative  Covenants  of  the  Seller  and the
                                ------------------------------------------------
Transferor.  Except as  otherwise  provided  with respect to the  Transferor  in
----------
Section 2.21,  from the Closing Date until the  termination of this Agreement in
------------
accordance  with  Section  9.01,  each of the Seller and the  Transferor  hereby
                  -------------
agrees  that it will  perform the  covenants  and  agreements  set forth in this
Section 2.17.
------------
                (a) Compliance with Laws, Etc. It will comply  in  all  material
                    -------------------------
respects with all applicable laws, rules, regulations, judgments, decrees and orders (including without limitation those relating to the Receivables), in each case to the extent that any such failure to comply, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, neither the Seller nor the Transferor has any contractual duty to comply with the Federal Assignment of Claims Act to the extent that Eligible Receivables owed by the United States federal government or any subdivision thereof, or any agency, department or instrumentality thereof, exceeds 2.5% of the Aggregate Receivables Balance.

                (b) Preservation of Existence. It (i) will preserve and maintain
                    -------------------------
its existence, rights, franchises and privileges and good standing in the jurisdiction of its organization and (ii) will qualify and remain qualified in good standing in each other jurisdiction in which the failure to preserve and maintain such qualification as a foreign corporation could reasonably be expected to have a Material Adverse Effect.

                (c) Location of Records and Offices. It  will keep its principal
                    -------------------------------
place of business and chief executive office and the offices where it keeps all Records (and all original documents relating thereto) at the addresses specified in Schedule 2.16(m) or, upon not less than 30 days' prior written notice given
   ----------------
by the Seller to the Issuer, at such other locations in jurisdictions in the United States of America where all action required by Section 2.14 has been
                                                          ------------
taken and completed.

                (d) Separate Existence of the Issuer. Each of the Seller and the
                    --------------------------------
Transferor acknowledges that the Indenture Trustee and the Noteholders are entering into the transactions contemplated by the Transaction Documents in reliance upon the Issuer's identity as a legal entity that is separate from the Seller, the Transferor, the Originator and any other members of the Parent Affiliated Group. Therefore, from and after the date of execution and delivery of this Agreement, each of the Seller and the Transferor will take all reasonable steps including, without limitation, all steps that Issuer or any assignee of Issuer may from time to time reasonably request to maintain Issuer's identity as a separate legal entity and to make it manifest to third parties that Issuer is an entity with assets and liabilities distinct from those of the Seller, the Transferor, the Originator and any other members of the Parent Affiliated Group. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, each of the Seller and the Transferor (i) will not hold itself out to third parties as liable for the debts of Issuer nor purport to own the Receivables and other assets acquired by Issuer, (ii) will take all other actions necessary on its part to ensure that Issuer is at all times in compliance with the covenants set forth in Section
                                                                         -------
2.20 of this Agreement and Sections 3.07 of the Indenture and
----                       -------------

(iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between Seller or Transferor on the one hand and the Issuer on the other, to be allocated on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations ss.ss.1.1502-33(d) and 1.1552-1.

                (e) Turnover  of   Collections.  Each  of  the  Seller  and  the
                    --------------------------
Transferor has designated the Servicer as the party solely responsible for receiving Collections on the Receivables and Related Assets to be sold hereunder, and will not undertake any collection activities on its own behalf. If the Seller, the Transferor or any of their respective agents or representatives at any time receives any cash, checks or other instruments constituting Collections, such recipient will segregate and hold such payments in trust for, and in a manner acceptable to, the Servicer and will, promptly upon receipt (and in any event within one (1) Business Day following receipt) remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to a Lockbox Account.

                (f) Performance of Obligations.  Each  of  the  Seller  and  the
                    --------------------------
Transferor will timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Transaction Documents to which it is a party.

                (g) Filing  of  Tax  Returns  and  Payment  of  Taxes  and Other
                    ------------------------------------------------------------
Liabilities. Each of the Seller and the Transferor  will file  (or will cause to
-----------
be filed on its behalf as a member of a consolidated group) all tax returns and reports required by law to be filed by it and will pay all taxes, assessments and governmental charges shown to be owing by it, except for any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that not have given rise to any Liens (other than Permitted Liens) or (ii) the amount of which, either singly or in the aggregate, would not have a Material Adverse Effect.

                (h) Payment Instruction to Obligors. Neither  the Seller nor the
                    -------------------------------
Transferor will give any instructions to any Obligors contrary to those given to such Obligors by the Servicer with respect to submission of payments on the Purchased Assets or receivables and related assets that are not included in the Purchased Assets.

                (i) Identification of Eligible  Receivables. The Seller will (or
                    ---------------------------------------
will cause the Servicer to) (i) establish and maintain necessary procedures for determining, no less frequently than each date on which a Daily Receivables Activity Report is required to be delivered pursuant to Section 3.07(d), whether
                                                        --------------
each Receivable qualifies as an Eligible Receivable, and for identifying on any such date all Receivables to be sold to the Issuer on that date that are not Eligible Receivables and (ii) provide to the Servicer in a timely manner information that shows whether, and to what extent, the Receivables described in such Daily Receivables Activity Report are Eligible Receivables.

                (j) Receivables Reviews. Upon reasonable  prior  notice, each of
                    -------------------
the Seller and the Transferor will permit the Issuer or its assignees (or other Persons designated by the Issuer from time to time) or their agents or representatives (including without limitation certified public accountants or other auditors), at the expense of the Seller and during regular business hours,
(i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all Records in the possession or under the control of the Seller or the Transferor, including without limitation the related Contracts, invoices and other documents related thereto and (ii) to visit the offices of the Seller and/or the Transferor for the purpose of examining any materials described in the preceding clause (i) and to discuss matters relating to the Receivables or the other Purchased Assets or the performance by the Seller or the Transferor of their respective obligations under any Transaction Document to which either is a party with any officers of the Seller or the Transferor having knowledge of such matters or with the Seller's and the Transferor's certified public accountants or other auditors; provided, however, that all such reviews will occur no more
                   --------  -------
frequently than once per year unless (i) LSFCC is the Servicer and a Servicer Default has occurred and is continuing or (ii) the Issuer or its successor or assignee has given advance written notice to the Seller that it believes the composition and/or performance of the Purchased Assets have deteriorated in a manner materially adverse to the interests of the Issuer or its assignees.

                (k) Compliance with Credit and Collection Policy.  Each  of  the
                    --------------------------------------------
Seller and the Transferor will comply in all material respects with the Credit and Collection Policy with respect to each Receivable and the Contract related to such Receivable.

                (l) Accounting  for  Certain Assets. To the  extent permitted by
                    -------------------------------
applicable law and GAAP, each of the Seller and the Transferor will (i) prepare all financial statements that account for the transactions contemplated hereby as a sale of the Purchased Assets by it to the Issuer and, in all other respects, will account for and treat the transactions contemplated hereby (including but not limited to accounting and (to the extent taxes are not consolidated) for tax reporting purposes) as a sale of the Purchased Assets by it to the Issuer and (ii) maintain and prepare its financial statements and records in accordance with GAAP (unless otherwise permitted hereunder) applied in accordance with the representation contained in Section 2.16(w).
                                                   ---------------

                (m) Reporting Requirements.  From  the  Closing  Date until  the
                    ----------------------
termination  of this Agreement in accordance with Section 9.3, the Seller agrees
                                                 -----------
that it will furnish to the Issuer or its assignees:


                    (i)  Annual Financial Statements.  As soon  as available and
                         ---------------------------
         in any event within 120 days after the end of each fiscal year of the Originator copies of (i) the audited consolidated balance sheet of the Originator and its consolidated Affiliates as at the end of such fiscal year and the related statements of earnings and cash flows and stockholders' equity of the Originator and its consolidated Affiliates for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and prepared in accordance with GAAP applied consistently throughout the periods reflected therein, certified by independent certified public accountants of nationally recognized standing in the United States (it being understood and agreed that copies of such statements need not be physically delivered to the extent that they are publicly available through filing with the Securities and Exchange Commission);

                    (ii)  Material Adverse Effect.  Promptly  and  in  any event
                          -----------------------
         within 5 Business Days after any Authorized Officer has actual knowledge thereof, written notice that describes in reasonable detail any event or occurrence that, individually or in the aggregate for all such events or occurrences, has had, or that such Authorized Officer in its reasonable good faith judgment determines could reasonably be expected to have, a Material Adverse Effect;

                    (iii) Proceedings.  Promptly  and  in  any  event  within  5
                          -----------
         Business Days after an Authorized Officer has knowledge thereof, written notice of (i) any litigation, investigation or proceeding of the type described in Section 2.16(f) not previously disclosed to the
                               --------------
         Issuer, (ii) any material adverse development that has occurred with respect to any such previously disclosed litigation, investigation or proceeding or (iii) any Unmatured Purchase Termination Event;

                    (iv)  ERISA Event. Promptly (but in no event  more  than  10
                           -----------
         Business Days after any event listed below) upon any Authorized Officer becoming aware of the occurrence of any of the following events affecting the Seller or any ERISA Affiliate: (x) an ERISA Event; (y) a decrease in the Funded Current Liability Percentage for any Plan at the end of any fiscal quarter to less than 90%; or (z) any significant change in the status of any time disclosed pursuant to Section 2.16(u) hereto, notice of such event and a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Seller or any ERISA Affiliate with respect to such event.

                    (v)   Purchase Termination Event. Promptly and in any  event
                          ---------------------------
         within 5 Business Days after an Authorized Officer has knowledge thereof, written notice of any Purchase Termination Event, Servicer Default, Amortization Event or Event of Default or any event which, with the giving of notice or passage of time or both, would constitute such an event.

                    (vi)  Other.  Promptly,  from  time  to  time,  such   other
                          -----
         information, documents, records or reports with respect to the Purchased Assets or the condition or operations, financial or otherwise, of the Seller or the Transferor as Issuer or its assignees may from time to time reasonably request in order to protect the interests of Issuer or such assignees under or as contemplated by this Agreement and the other Transaction Documents.

                Section 2.18    Negative   Covenants  of   the   Seller and  the
                                ------------------------------------------------
Transferor.  Except as  otherwise  provided  with respect to the  Transferor  in
----------
Section 2.21,  from the Closing Date until the  termination of this Agreement in
------------
accordance with Section 9.01, each of the Seller and the Transferor  agrees that
                ------------
it will perform the covenants and agreements set forth in this Section 2.18.
                                                               ------------

                (a) Indebtedness.  The  Transferor  will  not  create,  incur or
                    ------------
permit to exist any Indebtedness or other liabilities or give any guarantee or indemnity in respect of any Indebtedness, except for (i) liabilities created or incurred by the Transferor pursuant to the Transaction Documents to which it is a party or contemplated by such Transaction Documents, (ii) other reasonable and customary operating expenses; (iii) such Indebtedness, guarantees or indemnities as are contemplated by the Credit Agreement and (iv) certain intercompany debt not prohibited under the terms of such Credit Agreement.

                (b) Sales, Liens, Etc.  Neither  the  Seller  nor the Transferor
                    -----------------
will sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens) of anyone claiming by or through it on or with respect to, any Purchased Asset or any interest therein, any Lockbox or Lockbox Account, other than sales of Purchased Assets pursuant to this Agreement and neither will suffer to exist any Lien (other than any Permitted Lien) on inventory the sale of which may give rise to a Receivable unless the holder of such Lien has agreed not to claim any Lien or interest with respect to any Purchased Asset.

                (c) No Mergers, Etc. The Transferor will not consolidate with or
                    ---------------
merge with or into any other Person or convey, transfer or sell all or substantially all of its properties and assets to any Person except as otherwise provided in Section 2.21. The Seller will not consolidate with or merge with or
            ------------
into any other Person or convey, transfer or sell all or substantially all of its properties and assets to any Person, unless:

                    (i) (A) the Seller is the  surviving  entity  thereof or, if the Seller is not the surviving entity thereof, (x) the Person formed by such consolidation or into which the Seller is merged or the entity that acquires by conveyance, transfer or sale all or substantially all of the properties and assets of the Seller (any such Person, the "Surviving Entity") is an entity organized and existing under the laws
          ----------------
         of the United States of America or any state thereof, (y) such Surviving Entity expressly assumes, by an agreement supplemental hereto in form and substance satisfactory to the Issuer and its assignees, performance of every covenant and obligation of the Seller hereunder and under the other Transaction Documents to which the Seller is a party and (z) such Surviving Entity delivers to the Issuer and its assignees an opinion of counsel that such Surviving Entity is duly organized and validly existing under the laws of its organization, has duly executed and delivered such supplemental agreement, and such supplemental agreement is a valid and binding obligation of such Surviving Entity, enforceable against such Surviving Entity in accordance with its terms (subject to customary exceptions relating to bankruptcy and equitable principles) and covering such other matters as the Issuer or its assignees may reasonably request;

                    (ii)  all actions necessary to  maintain  the  perfection of the security interests or ownership interests of the Issuer in the Purchased Assets in connection with such consolidation, merger, conveyance or transfer have been taken, as evidenced by an opinion of counsel reasonably satisfactory to Issuer and its assignees;

                    (iii) so long as the Seller is th Servicer, no Servicer Default or Purchase Termination Event or event which with the passage of time or the giving of notice or both would become a Servicer Default or a Purchase Termination Event is then occurring or would result from such merger, consolidation, conveyance or transfer;

                    (iv) if such Surviving Entity is the Originator, counsel for the Seller shall issue an opinion reasonably satisfactory to the Issuer and its assignees reaffirming the opinions as to non-consolidation and the status of the Purchase as a "true sale" by the Seller to the Issuer of the Receivables issued in connection with the original issuance of Notes under the Indenture; and

                    (v) each Rating Agency then rating any outstanding Series of Notes has delivered to the Issuer and the Seller written confirmation that such consolidation, merger, conveyance, transfer or sale will not result in a downgrade or withdrawal of such Rating Agency's then current rating of any Series of Notes.

                (d) Limitations  on  Agreements. Neither  the  Seller  nor   the
                    ---------------------------
Transferor will permit the validity or effectiveness of any Transaction Document to which it is a party or the rights and obligations created thereby or pursuant thereto to be amended, terminated, postponed or discharged, or permit any amendment to any Transaction Document to which it is a party without the consent of the Issuer and the Indenture Trustee, or permit any Person whose obligations form part of the Purchased Assets to be released from such obligations, except in the ordinary course of business or in accordance with the terms of such Transaction Document.

                (e) Change in Name. Neither the  Seller  nor the Transferor will
                    --------------
change its corporate name or the name under or by which it does business or the jurisdiction in which it is incorporated unless it has given the Issuer and its successors at least 30 days' prior written notice thereof and unless, prior to any such change, the Seller has taken and completed all action required by
Section 2.14.
------------
                (f) Charter Amendments. The  Transferor will not amend any other
                    ------------------
provision of its limited liability company agreement or by-laws (or other similar internal instrument, if any), unless the Issuer shall have received not less than 5 Business Days' prior written notice thereof, together with an Officer's Certificate that such amendment will have no Material Adverse Effect.

                (g) No Other Business or Agreements. The  Transferor  shall  not
                    -------------------------------
engage in any business other than as contemplated by this Agreement, the other Transaction Documents and the Credit Agreement and all activities incidental thereto, or enter into or be a party to any agreement or instrument other than any Transaction Document, the Credit Agreement or documents and agreements incidental thereto.

                (h) Guarantees, Loans, Advances and other Liabilities. Except as
                    -------------------------------------------------
contemplated by this Agreement or the other Transaction Documents and as required under the Credit Agreement, the Transferor will not incur any Indebtedness or make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                (i) Change in Lockbox Accounts; Payment Instruction to Obligors.
                    -----------------------------------------------------------
Except  through the Servicer as  contemplated  by Section  3.05(f),  neither the
                                                  ---------------
Seller nor the Transferor will make any changes to the Lockbox Accounts or establish any new Lockbox Accounts or give instructions to Obligors or other Persons contrary to those given by the Servicer regarding payments to be made to the Issuer or payments to be made to any Lockbox Account, unless (i) the Indenture Trustee has received copies of a Lockbox Agreement with each new Lockbox

Bank duly executed by the Seller, the Issuer, the Indenture Trustee and such Lockbox Bank and (ii) in the case of any termination, the Issuer or its successors and assigns have received evidence to their satisfaction that the Obligors that were making payments into a terminated Lockbox Account have been instructed in writing to make payments into another Lockbox Account then in use.

                (j) Extension  or  Amendment  of  Purchased  Assets. Neither the
                    -----------------------------------------------
Seller nor the Transferor will extend, amend or otherwise modify the terms of any Receivable included in the Purchased Assets, or amend, modify or waive any material term or condition related thereto, except through the Servicer in accordance with Section 3.10.
                ------------

                (k) Change  in  Credit and Collection Policy. Neither the Seller
                    ----------------------------------------
nor the Transferor will make any material change in the Credit and Collection Policy that would be reasonably likely to adversely affect the collection of any material portion of the Receivables or other Purchased Assets or to decrease in any material respect the credit quality of any newly created Receivables or other Purchased Assets.


                Section 2.19    Representations and Warranties of the Issuer.
                                --------------------------------------------
The Issuer hereby represents and warrants, on and as of the date hereof and on and as of the Closing Date, that (a) this Agreement has been duly authorized, executed and delivered by the Issuer and constitutes the Issuer's valid, binding and legally enforceable obligation, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and (b) the execution, delivery and performance of this Agreement by Issuer does not violate any federal, state, local or foreign law applicable to the Issuer or any agreement to which the Issuer is a party.

                Section 2.20    Separate  Existence  of  the Issuer. Each of the
                                -----------------------------------
Issuer and the SPC Member hereby acknowledges that the parties to the Transaction Documents are entering into the transactions contemplated by the Transaction Documents in reliance on the Issuer's identity as a legal entity separate from the Originator, the Seller, the Transferor and the other members of the Parent Affiliated Group. From and after the date hereof until one year and one day after the Final Payout Date, the Issuer (and, with respect to clause
(vi) below, the SPC Member) shall take such actions as shall be required in order that:

                    (i) The Issuer will conduct its business in office space allocated to it and for which it pays an appropriate rent and overhead allocation;

                    (ii) The Issuer will maintain records and books of account separate from those of each of its Affiliates and telephone numbers and stationery that are separate and distinct from those of each of its Affiliates;

                    (iii) The Issuer's assets will be maintained in a manner that facilitates their identification and segregation from those of any of its Affiliates;

                    (iv) The Issuer will strictly observe all formalities relating to its separate existence in its dealings with the public and with each of its Affiliates, and funds or other assets of the Issuer will not be commingled with those of any of its Affiliates, except as may be permitted by the Transaction Documents. The Issuer will at all times, in its dealings with the public and with each of its Affiliates, hold itself out and conduct itself as a legal entity separate and distinct from each of its Affiliates. The Issuer will not maintain joint bank accounts or other depository accounts to which any of its Affiliates (other than the Servicer) has independent access;

                    (v) The duly admitted members of the Issuer and duly appointed managers or officers of the Issuer will at all times have sole authority to control decisions and actions with respect to the daily business affairs of the Issuer;

                    (vi) Not less than two directors of the SPC Member will be Independent Directors. The Issuer will observe those provisions in its limited liability company agreement that provide that the Issuer will not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Issuer unless the board of directors of the SPC Member (including the Independent
         Directors) and all managers of the Issuer unanimously approve the taking of such action in writing prior to the taking of such action;

                    (vii) The Issuer will compensate each of its employees, consultants and agents from the Issuer's own funds for services provided to the Issuer;

                    (viii) The Issuer will not hold itself out to be responsible for the debts of any of its Affiliates; and

                    (ix) The Issuer will take all actions necessary on its part to be taken in order to ensure that the facts and assumptions relating to the Issuer set forth in the opinion of Bingham Dana LLP of even date herewith relating to substantive consolidation matters with respect to the Seller, the Transferor, the Originator and the Issuer will be true and correct at all times.

                Section 2.21    Transferor's Right to  Dissolve  or   Terminate.
                                ------------------------------------------------
Notwithstanding the preceding  provisions of this Article II, from and after the
                                                  ----------
date on which all of the Receivables sold by the Transferor hereunder have been collected and/or ceased to be Eligible Receivables, the Transferor shall be allowed, by reason of merger, consolidation, dissolution or liquidation, to terminate its existence and cease to maintain its rights and privileges as a Delaware limited liability company and shall cease to be a party hereto. The Seller hereby agrees that, upon any such dissolution or termination, it shall remain responsible for observing any further covenants on the part of the Transferor to be observed from and after such date. Notwithstanding the foregoing, the Transferor shall not consolidate with or merge with or into any other Person or convey, transfer or sell all or substantially all of its assets to any other Person, unless the Person formed by such consolidation or into which the Transferor is merged or the entity that acquires by conveyance, transfer or sale all or substantially all of the properties and assets of the Seller expressly assumes, by an agreement supplemental hereto in form and substance satisfactory to the Issuer and its assignees, all obligations of the Transferor under Sections 2.17(d), 2.17(e), 2.17(h) and 2.18(b), together with
                  ----------------------------------     -------
any affirmative covenants of the Transferor which expressly survive the termination of this Agreement.

                                  ARTICLE III

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

                Section 3.01    Acceptance  of  Appointment  and  Other  Matters
                                ------------------------------------------------
                                Relating to the Servicer.
                                ------------------------

                (a) The servicing, administration and collection of the Receivables and the other Purchased Assets shall be conducted by the Person designated as the Servicer hereunder from time to time in accordance with this
Section  3.01.  Until the Indenture  Trustee gives a Termination  Notice to Levi
-------------
Strauss  Financial  Center  Corporation  pursuant to Section 8.01,  Levi Strauss
                                                     ------------
Financial Center Corporation is hereby designated, and Levi Strauss Financial Center Corporation, hereby agrees to act, as the Servicer under this Agreement and the other Transaction Documents with respect to the Receivables and the other Purchased Assets, and each of the Transferor and the Issuer consents to Levi Strauss Financial Center Corporation, acting as the Servicer.

                (b) In the ordinary course of business, the Servicer, with prior written notice to the Indenture Trustee, may at any time delegate part or all of its duties hereunder with respect to the Receivables and the other Purchased Assets to any of its Affiliates that agree to conduct such duties in accordance with the Credit and Collection Policy and this Agreement. Each such Affiliate to whom any such duties are delegated in accordance with this Section 3.01(b) is
                                                             ----------------
referred to herein as a "Sub-Servicer."  Notwithstanding  any such delegation by
                         ------------
the Servicer, the Servicer shall remain liable for the performance of all duties and obligations of the Servicer pursuant to the terms of this Agreement and the other Transaction Documents, and such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties. The fees and expenses of any such Sub-Servicers shall be as agreed between the Servicer and such Sub-Servicers from time to time, and none of the Issuer, the Indenture Trustee or the holders of any Notes issued by the Issuer under the Indenture shall have any responsibility therefor. Upon any termination of a Servicer pursuant to Section 8.01, all Sub-Servicers designated pursuant to this Section
            ------------                                                 -------
3.01(b) by such  Servicer  also shall be  automatically  terminated  without the
------
payment of any termination fees from the Issuer, the Indenture Trustee or the holders of any Notes.

                (c) The designation of the Servicer (and each Sub-Servicer) under this Agreement (and, in the case of any Sub-Servicer, under the agreement or other document pursuant to which the Servicer makes a delegation of servicing duties to such Sub-Servicer) shall automatically cease and terminate on the Final Payout Date.

                (d) Notwithstanding any term to the contrary in this Agreement or in any of the other Transaction Documents, each of the parties hereto acknowledges and agrees that the Servicer may perform any or all of its duties and obligations hereunder through the use of Levi Strauss & Co. or any "Applicable Party" (as defined in the Parent Undertaking), as Sub-Servicers hereunder, each such delegation being expressly agreed to by the parties hereto.

                Section 3.02    Duties of the Servicer and the Issuer.
                                -------------------------------------

                (a) Each of the Seller, the Transferor, the Issuer and the Indenture Trustee hereby appoints the Servicer from time to time designated pursuant to Section 3.01(a) as Servicer hereunder to take all actions authorized
            --------------
below or elsewhere in this Agreement and to enforce its respective rights and interests in and under the Receivables and the other Purchased Assets.

                (b) As Servicer hereunder, the Servicer shall service and administer the Receivables and the other Purchased Assets, shall collect and deposit into the Collection Account payments due under the Receivables and shall charge-off as uncollectible Receivables, all in accordance with its customary and usual servicing procedures and the Credit and Collection Policy. As Servicer hereunder, the Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things it may deem necessary or appropriate in connection with such servicing and administration. The Issuer, the Seller, the Transferor and the Indenture Trustee shall furnish the Servicer with any documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer shall exercise the same care and apply the same policies with respect to the collection, administration and servicing of the Receivables and other Purchased Assets that it would exercise and apply if it owned such Receivables and other Purchased Assets, all in substantial compliance with applicable law and in accordance with the Credit and Collection Policy. The Servicer shall take or cause to be taken all such actions as it deems necessary or appropriate to collect each Receivable and other Purchased Asset (and shall cause each Sub-Servicer, if any, to take or cause to be taken all such actions as the Servicer deems necessary or appropriate to collect each Receivable and other Purchased Asset for which such Sub-Servicer is responsible in its capacity as Sub-Servicer) from time to time, all in accordance with applicable law and in accordance with the Credit and Collection Policy.

                (c) Without limiting the generality of the foregoing and subject to Section 3.02(e) and Section 8.01, each of the Seller, the Transferor, the
   ----------------     ------------
Issuer and the Indenture Trustee hereby authorizes and empowers the Servicer or its designee as follows, except to the extent any such power and authority is revoked or limited by the Indenture Trustee on account of the occurrence of an Unmatured Servicer Default or a Servicer Default or otherwise pursuant to
Section 8.01:
------------

                    (i) to give instructions to the Indenture Trustee for withdrawals and payments from the Collection Account and to take any other action necessary or appropriate to service the Pledged Assets as set forth in the Indenture;

                    (ii) to the extent permitted under and in compliance with the Credit and Collection Policy, extend the maturity of any past due Receivable as it deems appropriate to maximize Collections thereof; provided that such extension or adjustment shall not alter the status of such Receivable as a Defaulted Receivable;

                    (iii) to execute and deliver any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and the other Purchased Assets on the Issuer's behalf;

                    (iv) to adjust the Unpaid Balance of any Receivable as necessary to reflect any Dilutive Credits;

                    (v) after the delinquency of any Receivable or any default in connection with any other Purchased Asset and to the extent permitted under and in compliance with the Credit and Collection Policy and with all applicable laws, rules, regulations, judgments, orders and decrees of courts and other Governmental Authorities and all other tribunals, to commence or settle collection proceedings with respect to such Receivable or other Purchased Asset and otherwise to enforce the rights and interests of the Issuer in, to and under such Receivable or other Purchased Asset (as applicable), (which enforcement may include, to the extent consistent with the Credit and Collections Policy and in accordance with ordinary business practice, sales of Defaulted Receivables to a third-party) unless the Indenture Trustee otherwise revokes such authority in writing;

                    (vi) to make all filings and take all and other actions necessary for the Issuer to maintain a first priority perfected security and/or ownership interest in the Receivables (subject to Permitted Liens); and

                    (vii) to determine on each day whether each Receivable being conveyed to the Issuer on such day is an Eligible Receivable and to identify on such day all Receivables sold to the Issuer on such date that are not Eligible Receivables;

provided, however, that:

                    (A) following the appointment of a Servicer other than Levi Strauss Financial Center Corporation, or when a Servicer Default has occurred and is continuing, the Indenture Trustee on behalf of the Issuer shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action to enforce collection of, or otherwise exercise rights with respect to, any Receivable transferred to the Issuer or to foreclose upon or repossess or otherwise exercise rights with respect to, any other Purchased Assets transferred to the Issuer; and

                     (B) the Servicer shall not, under any circumstances, be entitled to make the Issuer or any assignee thereof a party to any litigation without the prior written consent of the Issuer or such assignee, as applicable.

                (d) The Servicer shall pay out of its own funds, without reimbursement, all expenses incurred in connection with its servicing activities hereunder, including expenses related to enforcement of the Receivables, fees and disbursements of its outside counsel and independent accountants and all other fees and expenses, including the costs of filing UCC continuation statements.

                (e) In addition to its other obligations provided for hereunder, the Servicer shall hold and maintain all Records in trust, for the benefit of the Issuer, the Indenture Trustee and the holders of the Notes, which Records shall be held separate and apart from the other property of the Servicer and maintained in files marked to show that such Records are property of the Issuer and have been pledged to the Indenture Trustee pursuant to the Indenture.

                Section 3.03    Servicing Compensation. The Issuer hereby agrees
                                ----------------------
to pay to the Servicer, as full compensation for its servicing activities hereunder and under the other Transaction Documents and as reimbursement for any expense incurred by it in connection therewith, a servicing fee (the "Servicing
                                                                       ---------
Fee") with  respect to each  Monthly  Period,  payable in arrears on the related
---
Payment Date, in an amount equal to one-twelfth of the product of the Servicing Fee Rate multiplied by the ending Aggregate Receivables Balance for the related Monthly Period subject to adjustment at the direction of the Indenture Trustee (upon satisfaction of the Rating Agency Condition) to provide additional servicing compensation to any Successor Servicer if necessary to reflect then-current market rates for servicing of comparable receivables at any time that Levi Strauss Financial Center Corporation is replaced as Servicer hereunder. The share of the Servicing Fee allocable to the holders of the Notes issued from time to time by the Issuer under the Indenture with respect to any Monthly Period shall be set forth in the Indenture. The Servicing Fee shall be payable solely out of Collections available for such purpose pursuant to, and subject to the priority of payments set forth in, the Indenture. Notwithstanding the preceding sentence, the portion of the Servicing Fee with respect to any Monthly Period not payable out of the Collections allocated to the holders of the Notes shall be payable out of the Collections allocable to the Issuer on the related Payment Date as set forth in the Indenture or by the Issuer, and in no event shall the holders of the Notes be liable for the share of the Servicing Fee with respect to any Payment Period to be payable out of the Collections allocable to the Issuer or by the Issuer. In consideration of the Servicing Fee, the Servicer shall pay the fees and expenses of, and agrees to indemnify, the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar in accordance with the terms of Section 6.04 hereof, it
                                                       -------------
being understood,  however,  that the Servicer's  obligations under Section 6.04
                                                                    ------------
shall not be limited by the amount of the Servicing Fee. Such payment obligations shall survive the termination of this Agreement, the resignation or removal of the Indenture Trustee and the resignation or removal of the Servicer.


                Section 3.04    Representations and Warranties of the  Servicer.
                                ------------------------------------------------
Levi Strauss Financial Center Corporation, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make with respect to itself, on the Closing Date (and on the date of any such appointment), on the date of each issuance of Notes by the Issuer and on the date of any increases in Outstanding Amount of any Series of Notes, the following representations, warranties and covenants, on which the Issuer and its assignees shall be deemed to have relied:

                (a) Organization   and   Good   Standing.   The  Servicer  is  a
                    ------------------------------------
corporation duly organized and validly existing in good standing under the laws of the State of its incorporation and has full power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

                (b) Due Qualification.  The  Servicer  is  duly  qualified to do
                    -----------------
business, is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualification, licenses or approvals and in which the failure so to qualify or to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could reasonably be expected to give rise to a Material Adverse Effect with respect to the Servicer.

                (c) Power and Authority; Due Authorization. The Servicer (i) has
                    --------------------------------------
all necessary corporate power and authority (A) to execute and deliver this Agreement and the other Transaction Documents to which it is a party and (B) to perform its obligations under this Agreement and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of, and the consummation of the transactions provided for in, this Agreement and the other Transaction Documents to which it is a party.

                (d) Binding Obligations. This  Agreement  constitutes,  and each
                    -------------------
other Transaction Document to which the Servicer is a party when duly executed and delivered will constitute, a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except
(i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                (e) No  Conflict  or   Violation. The  execution,  delivery  and
                    ----------------------------
performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to which the Servicer is a party, and the fulfillment of the terms hereof and thereof, will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under (A) the certificate of incorporation or the by-laws of the Servicer or (B) any material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which the Servicer is a party or by which it or any of its respective properties is bound, (ii) result in the creation or imposition of any Lien on any of the Purchased Assets pursuant to the terms of any such material indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument, other than this Agreement and the other Transaction Documents to which the Servicer is a party or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to the Servicer or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer, which conflict or violation described in this clause (iii), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to the Servicer.

                (f) Litigation  and  Other  Proceedings. (i) There is no action,
                    -----------------------------------
suit, proceeding or investigation pending, or to the best knowledge of the Servicer, threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality and (ii) the Servicer is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority that, in the case of either of the foregoing clauses (i) and (ii), (A) asserts the invalidity of this Agreement or any other Transaction Document to which the Servicer is a party, (B) seeks any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any other Transaction Document to which the Servicer is a party or the validity or enforceability of this Agreement or any other Transaction Document to which the Servicer is a party or (C) individually or in the aggregate for all such actions, suits, proceedings and investigations could reasonably be expected to have a Material Adverse Effect with respect to the Servicer.

                (g) Governmental Approvals. Except  where  the failure to obtain
                    ----------------------
or make such authorization, consent, order, approval or action could not reasonably be expected to have a Material Adverse Effect with respect to the Servicer, all authorizations, consents, orders and approvals of, or other actions by, any Governmental Authority that are required to be obtained by the Servicer in connection with the due execution, delivery and performance by the Servicer of this Agreement or any other Transaction Document to which it is a party and the consummation of the transactions contemplated by this Agreement have been obtained or made and are in full force and effect.

                (h) Taxes. The Servicer has filed (or  there  have been filed on
                    -----
its behalf as a member of a consolidated group) all tax returns and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be owing by it, except for any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP have been set aside on its books and that have not given rise to any Liens (other than Permitted Liens) or (ii) the amount of which, either singly or in the aggregate, would not have a Material Adverse Effect with respect to the Servicer.

                (i) Accuracy of Information. All  written  information furnished
                    -----------------------
by the Servicer to the Originator or the Issuer pursuant to or in connection with any Transaction Document or any transaction contemplated herein or therein with respect to the Servicer is true and correct in all material respects on such date.

                (j) Offices.  The   principal   place  of  business  and   chief
                    -------
executive office of the Servicer is located at the address specified in Schedule
                                                                        --------
2.16(m).
-------

                (k) Compliance  with  Applicable Laws.  The   Servicer   is   in
                    ---------------------------------
compliance with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (federal, state, local or foreign), a violation of any of which, individually or in the aggregate for all such violations, could reasonably be expected to have a Material Adverse Effect with respect to the Servicer.

                (l) Lockbox Banks. The names and addresses of all Lockbox Banks,
                    -------------
together with the account numbers of the Lockbox Accounts at such Lockbox Banks into which the Collections are paid, are accurately set forth in Schedule
                                                                        --------
3.04(l). Each Lockbox and each Lockbox Account is subject to a Lockbox Agreement
------
duly executed and delivered by the parties thereto. Each Lockbox Account constitutes a "deposit account" within the meaning of the UCC. Pursuant to each Lockbox Agreement, each Lockbox Bank has agreed to comply with instructions originated by the Indenture Trustee directing disposition of the funds in the Lockbox Accounts without further consent by any of the Transaction Parties and such Lockbox Agreement is sufficient for the Indenture Trustee to have a perfected security interest in such Lockbox Accounts. None of the Lockbox Accounts are in the name of any person other than Issuer or the Indenture
Trustee, and none of the Transaction Parties has consented to the banks maintaining any such Lockbox Accounts to comply with instructions of any person other than the Indenture  Trustee.  The  representations  and  warranties set forth in this
Section  3.04(l) shall survive the execution and delivery of this  Agreement and
----------------
may not be waived by any party hereto except pursuant to an amendment executed in accordance with Section 10.01 and as to which the Rating
                   -------------
Agency Condition has been satisfied.

                (m) Eligible   Receivables.  Each  Receivable  included  in  the
                    ----------------------
Aggregate Receivables Balance reported in any Daily Receivables Activity Report is an Eligible Receivable on such date.

                (n) Payment   Instructions  to   Obligors.  The   Servicer   has
                    -------------------------------------
instructed (i) all Obligors to remit all payments on the Purchased Assets directly to one of the Lockboxes or Lockbox Accounts and (ii) all Lockbox Banks to deposit all Collections remitted to a Lockbox directly to the related Lockbox Account. The names and addresses of all Lockbox Banks, together with the account numbers of the Lockbox Accounts at such Lockbox Banks into which the Collections are put, are accurately set forth in Schedule 2.16(o).
                                     ----------------


                Section 3.05    Affirmative Covenants of Servicer. As long as it
                                ---------------------------------
is the Servicer hereunder, the Servicer hereby agrees that it will perform the covenants and agreements set forth in this Section 3.05. Notwithstanding the
                                             ------------
foregoing, the Servicer has no contractual duty to comply with the Federal Assignment of Claims Act to the extent that Eligible Receivables owed by the United States federal government or any subdivision thereof, or any agency, department or instrumentality thereof, exceeds 2.5% of the Aggregate Receivables Balance.

                (a) Compliance with Laws, Etc. The Servicer  will  comply in all
                    -------------------------
material respects with all applicable laws, rules, regulations, judgments, decrees and orders (including without limitation those relating to the Receivables), in each case to the extent that the failure to comply, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect with respect to the Servicer.

                 (b) Preservation of Corporate Existence. The  Servicer (i) will
                     -----------------------------------
preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, other than any change in corporate status by reason of a merger or consolidation permitted by Section 6.02 and (ii)
                                                           ------------
will qualify and remain qualified in good standing as a foreign corporation in each jurisdiction in which the failure to preserve and maintain such qualification as a foreign corporation could reasonably be expected to have a Material Adverse Effect with respect to the Servicer.

                (c) Keeping of Records and Books of Account. The  Servicer  will
                    ---------------------------------------
maintain and implement administrative and operating procedures (including without limitation an ability to recreate records evidencing the Purchased Assets in the event of the destruction of the originals thereof), and will keep and maintain all documents, books, records and other information that are necessary or advisable, in the reasonable determination of the Originator, the Seller, the Issuer or the Indenture Trustee, for the collection of all amounts due under any or all Purchased Assets. Upon the reasonable request of the Issuer or the Indenture Trustee made at any time after the occurrence and continuance of a Servicer Default, the Servicer will deliver copies of all Records in its possession or under its control to the Issuer or its designee. The Servicer will maintain at all times accurate and complete books, records and accounts relating to the Purchased Assets and all Collections thereon in which timely entries will be made.

                (d) Location of Records and Offices. The Servicer will keep  its
                    -------------------------------
principal place of business and chief executive office at the address specified in Section 2.16(m) or, upon not less than 30 days' prior written notice given by
   ---------------
the Servicer to the Issuer and the Indenture Trustee, at other locations in jurisdictions in the United States of America.

                (e) Separate  Existence  of  the  Issuer.  The  Servicer  hereby
                    ------------------------------------
acknowledges that the parties to the Transaction Documents are entering into the transactions contemplated by the Transaction Documents in reliance upon the Issuer's identity as a legal entity separate from the Servicer. As long as it is the Servicer hereunder, the Servicer will take such actions as shall be required in order that:

                    (i) The Issuer's operating expenses will not be paid by the Servicer, except that certain organizational expenses of the Issuer and expenses relating to creation and initial implementation of the Transaction Documents have been or will be paid by Levi Strauss Financial Center Corporation;

                    (ii) Any financial statements of the Servicer that are consolidated to include the Issuer will contain appropriate footnotes clearly stating that (A) all of the Issuer's assets are owned by the Issuer and (B) the Issuer is a separate corporate entity with its own separate creditors that will be entitled to be satisfied out of the Issuer's assets prior to any value in the Issuer becoming available to the Issuer's equity holders;

                    (iii) Any transaction between the Issuer on the one hand and the Servicer on the other hand will be fair and equitable, will be the type of transaction that would be entered into by a prudent Person in the position of the Issuer with the Servicer, and will be on terms that are at least as favorable as may be obtained from a Person that is not a member of the Parent Affiliated Group; and

                    (iv) The Servicer will not be, or will not hold itself out to be, responsible for the debts of the Issuer.

                (f) Payment Instruction to Obligors. The Servicer  will instruct
                    -------------------------------
all Obligors to submit all payments on the Purchased Assets either (A) to one of the Lockboxes maintained at the Lockbox Banks for deposit in a Lockbox Account or (B) directly to one of the Lockbox Accounts. The Servicer will direct all Obligors with respect to any receivables and related assets that are not included in the Purchased Assets to deposit all collections in respect of such receivables and related assets to an account that is not a Lockbox or Lockbox Account and will take such other steps as the Issuer may reasonably request to ensure that all collections on such receivables and related assets will be segregated from Collections on Purchased Assets.

                (g) Segregation of Collections. The Servicer will use reasonable
                    --------------------------
efforts to minimize the deposit of any funds other than Collections into any of the Lockbox Accounts and, to the extent that any such funds nevertheless are deposited into any of such Lockbox Accounts, will promptly identify any such funds.

                (h) Computer Software, Hardware and Services. The Seller, in its
                    ----------------------------------------
capacity as the initial Servicer, will use commercially reasonable efforts to provide the Issuer and any Successor Servicer with such licenses, sublicenses and/or assignments of contracts as the Issuer or the Successor Servicer requires with regard to all services and computer hardware or software that relate to the servicing of the Receivables or the other Purchased Assets (to the extent such licenses and contracts are assignable).

                (i) Turnover  of  Collections.  If  the  Servicer  or any of its
                    -------------------------
agents or representatives at any time receives any cash, checks or other instruments constituting Collections, such recipient will segregate and hold such payments in trust for, and in a manner acceptable to, the Issuer and will, promptly upon receipt (and in any event within one (1) Business Day following receipt) remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to a Lockbox Account or the Collection Account.

                (j) Filing  of  Tax  Returns  and  Payment  of  Taxes and  Other
                    ------------------------------------------------------------
Liabilities.  The Servicer will file (or will cause to be filed on its behalf as
-----------
a member of a consolidated group) all tax returns and reports required by law to be filed by it and will pay all taxes, assessments and governmental charges shown to be owing by it, except for any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP shall have been set aside on its books and that shall not have given rise to any Liens (other than Permitted Liens) or (ii) the amount of which, either singly or in the aggregate, shall not have a Material Adverse Effect with respect to the Servicer.


                Section 3.06    Negative Covenants of Servicer. As long as it is
                                ------------------------------
the Servicer  hereunder,  the Servicer hereby  covenants that the Servicer shall not:
                (a) Change in Credit and Collection Policy. (i) Make any  change
                    --------------------------------------
in the Credit and Collection Policy that would be reasonably likely to adversely affect the collection of any material portion of the Receivables or other Purchased Assets or to decrease in any material respect the overall credit quality of any newly created Receivables or other Purchased Assets or (ii) make any material change in the character of its business or engage in any business unrelated to such business as currently conducted that, in either case, individually or in the aggregate with all other such changes, would be reasonably likely to have a material adverse effect on the performance of the Purchased Assets;

                (b) Change in Name. Change its corporate name or the name  under
                    --------------
or by which it does business unless the Servicer has given each of the Seller, the Issuer and the Indenture Trustee at least 30 days' prior written notice thereof;

                (c) Change in Payment Instruction to Obligors. Make  any  change
                    -----------------------------------------
in the instructions to Obligors or other Persons regarding payments to be made to it or payments to be made to any Lockbox Account, which payments relate to the Purchased Assets, unless the Servicer has given the Issuer and its successors and assigns prior written notice thereof, and then only in compliance with Section 3.05(f), or add or terminate any bank as a Lockbox Bank from those
     ---------------
listed in Schedule 2.16(o) unless (i) the Indenture  Trustee has received copies
          ----------------
of a Lockbox Agreement with each new Lockbox Bank duly executed by the parties thereto and (ii) in the case of any termination, the Issuer or its successors and assigns have received evidence to their satisfaction that the Obligors that were making payments into a terminated Lockbox Account have been instructed in writing to make payments into another Lockbox Account then in use;

                (d) Establishment  of  Lockbox  Accounts.  Enter into a Lockbox
                    ------------------------------------
Agreement (other than as set forth in Exhibit B) without the prior written consent of the Issuer and the Indenture Trustee; or

                (e) Instructions to Indenture Trustee.  Instruct  the  Indenture
                    ---------------------------------
Trustee to release any Collections to the Issuer pursuant to Section 8.04 of the
                                                             ------------
Indenture or pursuant to any related Indenture Supplement on any day on which an Asset Deficiency exists and would be continuing after such release.


                Section 3.07    Records  of  the  Servicer  and  Reports  to  be
                                ------------------------------------------------
                                Prepared by the Servicer.
                                ------------------------

                (a) The Servicer shall maintain at all times accurate and complete books, records and accounts relating to the Receivables, the other Purchased Assets and the Contracts and all Collections thereon, in which timely entries shall be made. The Servicer shall maintain and implement administrative and operating procedures (including without limitation an ability to recreate Records evidencing Receivables and the other Purchased Assets in the event of the destruction of the originals thereof), and shall keep and maintain all documents, books, records and other information that the Servicer deems reasonably necessary for the identification of Eligible Receivables and for the collection of all Receivables and other Purchased Assets. Upon the reasonable request of the Indenture Trustee or the Issuer after the occurrence and continuance of an Unmatured Servicer Default or a Servicer Default or other termination under Section 8.01, the Servicer will deliver copies of all books
                   ------------
and  records  maintained  pursuant  to this  Section  3.07(a)  to the  Indenture
                                             ----------------
Trustee.

                (b) During regular business hours upon reasonable prior notice, the Servicer shall permit the Originator, the Issuer, the Indenture Trustee (or such other Person whom the Indenture Trustee or the Issuer may designate from time to time), or their agents or representatives (including without limitation certified public accountants or other auditors), in each case, only after executing and delivering to the Servicer a confidentiality agreement in form and substance reasonably satisfactory to the Servicer, at the expense of the Servicer and to the extent reasonably necessary to protect the interests of the holders of the Notes, (i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all Records and other documentation regarding the Receivables and the Lockbox Accounts which are in the possession or under the control of the Servicer, including without limitation the related Contracts, invoices and other documents related thereto, and (ii) to visit the offices and properties of the Servicer for the purpose of examining the materials described in clause (i) above, and to discuss matters relating to the Receivables or the other Purchased Assets or the performance by the Servicer of its obligations under any Transaction Document to which it is a party with any Authorized Officer of the Servicer having knowledge of such matters and with its certified public accountants or other auditors. The Indenture Trustee may conduct, or cause its agents or representatives to conduct, reviews of the types described in this Section 3.07(b) whenever the Indenture Trustee reasonably deems any such
        ---------------
review appropriate, and the Indenture Trustee shall conduct, or cause its agents or representatives to conduct, such a review if requested by the Issuer.

                (c) No later than 3 Business Days prior to the Payment Date with respect to any Outstanding Series, the Servicer shall prepare and deliver to the Issuer, the Indenture Trustee and each Rating Agency a report with respect to the Monthly Period then most recently ended and such Outstanding Series of Notes, substantially in the form provided in the related Supplement or in such other form as is reasonably acceptable to the Issuer (each such report, a "Monthly Receivables Activity Report"). Such Monthly Receivables Activity Report
 -----------------------------------
shall include a certification that, to the best of the Servicer's knowledge, no Unmatured Servicer Default or Servicer Default has occurred and is continuing.

                (d) No later than 3:00 p.m. New York time on each Deposit Date, the Servicer shall prepare and deliver to the Issuer and the Indenture Trustee a report, substantially on the form attached hereto as Exhibit D (each such report, a "Daily Receivables Activity Report"), setting forth, among other
            ------------------------------------
things, the calculations of the Allocated Receivables Amounts and Target Receivables Amounts for all Series as of the close of business on the preceding Business Day and the allocations of Collections among all Outstanding Series to be made on such Deposit Date.

                Section 3.08    Annual  Certificate  of  Servicer. The  Servicer
                                ---------------------------------
shall deliver to the Issuer, the Indenture Trustee and each Rating Agency on or before June 30 of each calendar year, beginning with June 30, 2002, an Officer's Certificate substantially in the form of Exhibit A.

                Section 3.09    Annual Servicing Report  of  Independent  Public
                                ------------------------------------------------
Accountants;  Copies of Reports Available. On or before June 30 of each calendar
-----------------------------------------
year, beginning with June 30, 2002, the Servicer shall cause a firm of nationally recognized independent public accountants (who also may render other services to the Servicer, the Issuer, the Originator, the Seller or the Transferor) to furnish a report (addressed to the Issuer and the Indenture Trustee) to the Issuer and the Indenture Trustee to the effect that they have applied certain procedures agreed upon with the Servicer and have examined certain documents and records relating to the servicing of the Receivables and other Purchased Assets under this Agreement and that, on the basis of such agreed-upon procedures, nothing has come to the attention of such accountants that caused them to believe that the servicing (including the allocation of Collections) has not been conducted in material compliance with the terms and conditions as set forth in Articles III and IV of this Agreement, other than
                            --------------------
such exceptions as shall be set forth in such statement. Such report shall set forth the agreed-upon procedures performed.


               Section 3.10    Adjustments; Modifications.
                               --------------------------
                (a) If on any day the Unpaid Balance of any Receivable is reduced by the Servicer as a result of any Dilutive Credits, then the Servicer shall cause such Dilution Adjustments to be applied in accordance with Section
                                                                         -------
2.08(c) and, if such Dilutive  Credit  results from the acts or omissions of the
-------
Originator, to ensure that such Dilution Adjustment is credited against the amounts otherwise owed by the Seller to the Originator in accordance with the terms and provisions of the Receivables Purchase and Sale Agreement.

                (b) So long as no Unmatured Servicer Default or Servicer Default shall have occurred and be continuing, the Servicer may adjust, and may permit each Sub-Servicer appointed by it pursuant to Section 3.01(b) to adjust, the
                                                ----------------
outstanding unpaid balance of any Receivable in accordance with the Credit and Collection Policy and the terms of this Agreement, provided that (i) such
                                                         --------
adjustment would not cause or result in an Eligible Receivable becoming ineligible and (ii) either the Servicer or the Originator pays any related Dilution Adjustment pursuant to Section 3.10(a) above (including by offsetting
                                  --------------
such Adjustment  against the "Purchase  Price" or Subordinated  Note pursuant to
                              ---------------
Section 2.08(c)) of the Receivables Sale Agreement. The Servicer shall, or shall
---------------
cause the applicable Sub-Servicer to, write off Receivables from time to time in accordance with the terms of this Agreement and the terms of the Credit and Collection Policy, and such a write-off shall not give rise to any obligation to make a Dilution Adjustment.

                (c) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check that is not honored for any reason or (ii) the Servicer makes an error with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or error. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Notwithstanding the first two sentences of this paragraph, adjustments made pursuant to this Section 3.10(c)
                                                                 ---------------
shall not  require  any change in any report  previously  delivered  pursuant to
Section 3.07(c) or (d).
---------------------

                (d) The Servicer shall not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any material term or condition related thereto, except as provided in this Section 3.10.
                                                      ------------

                Section 3.11    Calculations.  Without limiting  the  generality
                                ------------
of the foregoing provisions of this Article III, the Servicer shall  perform all
                                    -----------
calculations necessary in order to determine payments to be made to holders of Notes and deposits to be made to reserves and other Series Accounts in accordance with the Indenture and any Indenture Supplement and shall provide written instructions to the Indenture Trustee with respect to the foregoing upon which the Indenture Trustee may conclusively rely in making allocations and distributions under the Indenture and any Indenture Supplement.


                Section 3.12    Application  of  Collections. (a) In  accordance
                                ----------------------------
with the Credit and Collection Policy, the Servicer shall apply all monies received by or on behalf of any Obligor in accordance with the directions of such Obligor. The Servicer shall contact the Obligor if necessary to obtain such directions, or if such directions cannot be obtained, the Servicer shall apply Collections of such Obligor in the order that such Receivables were originated, with the oldest Receivable being paid first.

                (b) If at any time the Servicer shall determine that any amount on deposit in the Collection Account does not constitute Collections or the proceeds thereof, the Servicer shall instruct the Indenture Trustee to withdraw such amounts from the Collection Account and to pay such amounts to the Person that the Servicer determines is the Person entitled thereto, as provided in
Section 8.04 of the Indenture.
------------

                                   ARTICLE IV

                            ACCOUNTS AND COLLECTIONS

               Section 4.01    Lockboxes;  Rights after Replacement of Servicer.
                               ------------------------------------------------

                (a) Each of the Seller and the Transferor hereby transfers to the Issuer the ownership of, and the exclusive dominion and control over, each of the Lockboxes and Lockbox Accounts owned by either of them and each of the Seller and the Transferor hereby agrees to take any further action that the Issuer or its assignees may reasonably request in order to effect or complete such transfer. Each of the Seller and the Transferor hereby acknowledges and agrees that it has no claim to or interest in any of the Lockbox Accounts (except for the rights of withdrawal otherwise provided in this Agreement with respect to the Seller in its capacity as Servicer).

                (b) At any time following a Servicer Default and the replacement of the Servicer as a result thereof:

                    (i) The Issuer or its assignees may direct the Obligors of Receivables, or any of them, to pay all amounts payable under any Receivable directly to the Issuer or its assignees;

                    (ii) At the request of the Issuer or its assignees and at the Seller's expense, the Seller shall give notice of such ownership to each said Obligor and direct that payments be made directly to the Issuer or its assignees;

                    (iii) At the request of the Issuer or its assignees and at the Seller's expense, the Seller shall (A) assemble all of the Records, to the extent such Records are in its possession, or instruct any escrow agents holding any such documents, instruments and other records on its behalf to make the same available and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner reasonably acceptable to the Issuer or its assignees and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Issuer or its assignees; and

                    (iv) Each of the Seller and the Transferor hereby authorizes the Issuer or its assignees to take any and all steps in its name and on its behalf that are necessary or desirable, in the reasonable determination of the Issuer or its assignees, to collect all amounts due under any and all Purchased Assets, including without limitation endorsing its name on checks and other instruments representing Collections and enforcing the Purchased Assets.


                Section 4.02    Establishment   of   Collection   Account.   The
                                -----------------------------------------
Servicer, for the benefit of the Indenture Trustee and the holders of the Notes, shall establish and maintain with the Indenture Trustee a Qualified Account (including any subaccount thereof) in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Issuer and the holders of the Notes (the "Collection Account").
 ------------------

                The Collection Account shall be under the sole dominion and control of the Indenture Trustee. Except as expressly provided in this Agreement or the Indenture, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Issuer, the Originator, the Seller, the Transferor, the Indenture Trustee or any holder of the Notes. If the Collection Account at any time ceases to be an Qualified Account then, within 10 Business Days of the Issuer's or Servicer's knowledge thereof, the Issuer or the Servicer shall establish a new Collection Account meeting the conditions specified above, transfer any monies, documents, instruments, investment property, certificates of deposit and other property to such new Collection Account and from the date such new Collection Account is established, it shall be the Collection Account. Pursuant to the authority granted to the Servicer in Section 3.02, the Servicer shall have the power, revocable by the
            ------------
Indenture Trustee at the direction of the Majority Noteholders, to instruct the Indenture Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's duties hereunder.

                At the written direction of the Servicer, funds on deposit in the Collection Account shall be invested in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Issuer and the holders of the Notes. Investments of funds representing Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on the day preceding the monthly Payment Date following such Monthly Period, in amounts sufficient to the extent of such funds to make the required distributions on such Payment Date. On each Payment Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be paid to the Servicer as additional servicing compensation. The Servicer shall bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section 4.02 or for the
                                                      ------------
selection of Eligible Investments in accordance with the provisions of this Agreement.

                Section 4.03    Collections and Allocations. The  Servicer shall
                                ---------------------------
instruct the Indenture Trustee in writing to apply all funds on deposit in the Collection Account as described in the Indenture and each Supplement. Except as otherwise provided below, the Servicer shall transfer all Collections and other Purchased Assets consisting of cash or cash equivalents from the Lockbox
Accounts into the Collection Account as promptly as possible after the date of receipt of such Collections, but in no event later than 2 Business Days following the date of receipt.

                                   ARTICLE V

             OTHER MATTERS RELATING TO THE SELLER AND THE TRANSFEROR

                Section 5.01    Liability of the Seller and the Transferor. Each
                                ------------------------------------------
of the Seller and the Transferor shall be liable for all obligations, covenants, representations and warranties arising under or related to this Agreement including, in the case of the Seller, all obligations, covenants, representations and warranties made by it in its capacity as Servicer.

                Section 5.02    Indemnification by the Seller.  Without limiting
                                -----------------------------
the foregoing and any other rights that any Indemnified Party may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Issuer, the Indenture Trustee and each of the successors, permitted transferees and assigns of the foregoing, and all officers, directors, shareholders, controlling Persons, employees and agents of any of the foregoing (each of the foregoing Persons, an "Indemnified Party"), from and against any and all damages, losses,
             -----------------
claims (whether on account of settlements or otherwise, and whether or not the applicable Indemnified Party is a party to any action or proceeding that gives rise to any Indemnified Losses), actions, suits, demands, judgments, liabilities (including penalties), obligations or disbursements of any kind or nature and related costs and expenses (including reasonable attorneys' fees and disbursements) awarded against or incurred by any of them arising out of or as a result of any of the following (all of the foregoing, collectively, "Indemnified
                                                                     -----------
Losses"):
------

                (a) (i) any representation or warranty made or deemed made by the Seller, the Transferor (or any of their respective Authorized Officers) (whether or not made or delivered to the Indemnified Party) under any of the Transaction Documents, (ii) any information provided by it for inclusion in the Daily Receivables Activity Report or (iii) any other information or report delivered by the Seller or the Transferor with respect to the Seller, the Transferor or the Purchased Assets having been untrue or incorrect in any respect when made or deemed made;

                (b) the failure by the Seller or the Transferor to comply with any law, rule or regulation applicable to it with respect to any Purchased Asset or failure of any Purchased Asset to comply with such law, rule or regulation as of the date of the sale of such Purchased Asset hereunder;

                (c) the failure to vest and maintain vested in the Issuer a first priority perfected ownership or security interest in the Purchased Assets, free and clear of any Lien (other than any Permitted Lien), whether existing at the time of the sale of such Purchased Asset or at any time thereafter;

                (d) any failure of the Seller or the Transferor to perform its duties or obligations in accordance with the provisions of the Transaction Documents to which it is a party or any Contract;

                (e) the failure to file,  or  any  delay  in  filing,  financing
statements  or  other  similar   instruments  or  documents  under  the  Uniform
Commercial Code of any applicable jurisdiction or other applicable laws with respect to the transfer of any Purchased Asset to the Issuer, whether at the time of any sale or at any subsequent time;

                (f) the failure by the Seller or the Transferor to pay any tax or governmental fee or charge (other than franchise taxes and taxes on or measured by the net income of any Indemnified Party), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses (including the reasonable fees and expenses of counsel in defending against the same) that arise by reason of the purchase or ownership of the Purchased Assets;

                (g) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

                (h) any reduction in the Unpaid Balance of any Receivable included in the Purchased Assets as a result of (i) any cash discount or any adjustment by the Seller, the Transferor or any Affiliate (other than the Issuer), (ii) any offsetting account payable of the Seller, the Transferor or any Affiliate (other than the Issuer) to an Obligor, (iii) a set-off in respect of any claim by, or defense or credit of, the related Obligor against the Seller, the Transferor or any Affiliate (other than the Issuer) (whether such claim, defense or credit arises out of the same or a related or an unrelated transaction) or (iv) the obligation of the Seller, the Transferor or any Affiliate (other than the Issuer) to pay to the related Obligor any rebate or refund;

                (i) any dispute, claim, offset or defense (other than any applicable statute of limitations relating to the enforcement and collection rights and discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                (j) the commingling of Collections of Receivables at any time with other funds;

                (k) any failure of the Seller or the Transferor to have legal and equitable title to, and ownership of any Receivable and the other Purchased Assets to be sold by it to the Issuer, free and clear of any Lien (other than Permitted Liens); or any failure of Transferor to have given reasonably equivalent value to the Seller under the Receivables Sale Agreement in consideration of the transfer by the Seller of any Receivable, or any failure of Seller to give or have given reasonably equivalent value to the Originator under the Receivables Purchase and Sale Agreement in consideration of the transfer by the Originator of any Receivable to the Seller, or any attempt by any Person to void any such transfer under statutory provisions or common law or equitable action;

                (l) any investigation, litigation or proceeding related to any use of the proceeds of any purchase made hereunder;

                (m) any investigation or defense of, or participation in, any Legal proceeding relating to the execution, delivery, enforcement, performance or administration of the Transaction Documents or any other document related thereto (whether or not such Indemnified Party is a party thereto); and

                (n) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding.

                Notwithstanding anything to the contrary in this Agreement, any representations, warranties and covenants made by the Seller or the Transferor in this Agreement or the other Transaction Documents that are qualified by or limited to events or circumstances that have, or are reasonably likely to have, given rise to a Material Adverse Effect (or words of like import) shall (solely for purposes of the indemnification obligations set forth in this Section 5.02)
                                                                   ------------
be deemed not to be so qualified or limited.

                If, by its terms, the indemnification provided by  this  Section
                                                                         -------
5.02  should  be  applicable  to any loss,  claim,  damage  or  liability  of an
----
Indemnified Party but, for any reason, such indemnification is unavailable to such Indemnified Party or is insufficient to hold such Indemnified Party harmless, then the Seller shall contribute to the amount paid by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand, and the Seller on the other hand, but also the relative fault (if any) of such Indemnified Party and the Seller and any other relevant equitable considerations.

              Notwithstanding  the  foregoing,  and  without  prejudice  to  the rights that the Issuer may have pursuant to the other provisions of this Agreement or the provisions of any of the other Transaction Documents, in no event shall any Indemnified Party be indemnified for any Indemnified Losses (i) resulting from the gross negligence or willful misconduct on the part of such Indemnified Party (or the gross negligence or willful misconduct on the part of any of such Indemnified Party's officers, directors, employees or agents), (ii) to the extent the same includes Indemnified Losses in respect of Purchased Assets and reimbursement therefor that would constitute credit recourse to the Seller, the Transferor or the Originator for the amount of any Receivable or other Purchased Asset not paid by the related Obligor; (iii) to the extent the same constitute Dilutive Credits or other items requiring Adjustments and such Adjustments have been paid or satisfied under Section 2.08(c); or (iv) to the
                                                 --------------
extent that the remedy for such Indemnified Losses are otherwise provided for specifically in this Agreement.

                                   ARTICLE VI

                     OTHER MATTERS RELATING TO THE SERVICER

                Section 6.01    Liability of the Servicer. The Servicer shall be
                                -------------------------
liable under this Article VII only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

                Section 6.02    Merger or Consolidation of, or Assumption of the
                                ------------------------------------------------
Obligations of, the Servicer.  The Servicer shall not consolidate  with or merge
----------------------------
into any other Person or convey, transfer or sell its properties and assets substantially as an entirety to any Person, unless:

                (a) (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person that acquires by conveyance, transfer or sale the properties and assets of the Servicer substantially as an entirety is, if the Servicer is not the surviving entity, a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia, and, if the Servicer is not the surviving entity, such corporation expressly assumes, by an agreement supplemental hereto, executed and delivered to the Issuer and the Indenture Trustee, in form satisfactory to the Issuer, the performance of every covenant and obligation of the Servicer hereunder;

                    (ii) the Servicer has delivered to the Issuer and the Indenture Trustee an Officer's Certificate stating that such consolidation, merger, conveyance, transfer or sale complies with this
         Section 6.02 and that all  conditions  precedent  herein  provided  for
         ------------
         relating to such transaction have been complied with;

                    (iii) the Servicer has given the Issuer, the Originator and the Indenture Trustee notice of such consolidation, merger or transfer of assets;

                    (iv) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.04 has been
                                                         ------------
         breached in any material respect;

                    (v) no Unmatured Servicer Default or Servicer Default has occurred and is continuing or would result from the contemplated transaction; and

                    (vi) each Rating Agency then rating any outstanding Series of Notes has delivered to the Issuer and the Transferor written confirmation that such consolidation, merger, conveyance, transfer or sale will not result in a downgrade or withdrawal of such Rating Agency's then current rating of any Series of Notes.

                (b) the corporation formed by such consolidation or into which the Servicer is merged or the Person that acquires by conveyance or transfer the assets of the Servicer substantially as an entirety is an Eligible Servicer.


                Section 6.03    Limitation  on  Liability  of  the  Servicer and
                                ------------------------------------------------
Others.  Except as provided in Section 6.04, neither the Servicer nor any of the
------                         ------------
directors, officers, employees or agents of the Servicer in its capacity as Servicer shall be under any liability to the Seller, the Transferor, the Issuer, the Indenture Trustee, the holders of the Notes or any other Person for any action taken or for refraining from the taking of any action in good faith in its capacity as Servicer pursuant to this Agreement; provided, however, that
                                                       --------   -------
this provision shall not protect the Servicer or any such Person against any liability that otherwise would be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) with respect to any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Servicer in accordance with this Agreement and that in its reasonable judgment may involve it in any expense or liability. Subject to the terms of the Transaction Documents, the Servicer may, in its sole discretion, undertake any such legal action that it may deem necessary or desirable for the benefit of the holders of the Notes with respect to this Agreement and the rights and duties of the parties hereto and the interests of the holders of the Notes issued by the Issuer under the Indenture.

                Section 6.04    Indemnification by  the  Servicer.  The Servicer
                                ---------------------------------
shall indemnify and hold harmless each of the Seller, the Transferor, the Issuer, the Indenture Trustee and its directors, officers, employees and agents from and against any and all loss, liability, claim, expense, actions, suits, demands, damage or injury suffered or sustained by reason of (i) any representation or warranty made by the Servicer under any of the Transaction Documents, any Monthly Receivables Activity Report, Daily Receivables Activity Report, or any other information or report delivered by the Servicer with respect to the Servicer or the Purchased Assets having been untrue or incorrect in any material respect when made or deemed to have been made, (ii) any acts or omissions of the Servicer pursuant to this Agreement (other than such as may arise from the negligence or willful misconduct of the indemnified party or its directors, officers, employees and agents), including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any action, proceeding or claim, that in each case arises from or relates to a breach by the Servicer of its representations, warranties, covenants or agreements hereunder or (iii) any failure of the Servicer to comply with any material applicable law, rule or regulation applicable to it and which relates to the servicing or administration of the Purchased Assets. The Servicer shall further indemnify the Indenture Trustee, the Paying Agent, the Authentication Agent and the Transfer Agent and Registrar against all losses, liabilities, claims, expenses, actions, suits, demands, or other reasonable out-of-pocket losses incurred by any of them in connection with performing their respective obligations under the Transaction Documents, (other than such as may arise from the gross negligence or willful misconduct of such Person or its directors, officers, employees and agents). Indemnification pursuant to this Section 6.04 shall not be payable from the Purchased Assets.
                 -------------
The Servicer's obligations under this Section 6.04 shall survive the termination
                                      ------------
of this Agreement, the resignation or removal of the Indenture Trustee and the resignation or removal of the Servicer.

                Section 6.05    Resignation of the Servicer. The Servicer  shall
                                ---------------------------
not resign from the obligations and duties hereby imposed on it except (a) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder permissible under applicable law or (b) upon the assumption, by an agreement supplemental hereto, executed and delivered to the Issuer and the Indenture Trustee, in form satisfactory to the Issuer and the Majority Investors and with the consent of the Majority Investors of the obligations and duties of the Servicer hereunder by an Eligible Servicer. Any determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Issuer and the Indenture Trustee. No resignation shall become effective until a Successor Servicer shall have assumed the responsibilities  and  obligations  of the Servicer in  accordance  with Section
                                                                         -------
8.02.  If, as of the date of the  determination  that the Servicer may no longer
----
act as Servicer under clause (a) above and the Issuer is unable to appoint a Successor Servicer, the Indenture Trustee shall serve as Successor Servicer. Notwithstanding the foregoing, if, at any time following the Indenture Trustee's receipt of the Servicer's resignation as servicer, the Indenture Trustee is unwilling or legally unable to act as servicer, it may petition a court of competent  jurisdiction  to  appoint  any  Eligible  Servicer  as the  Successor
Servicer;  provided,  however  that  in  the  event  that  notwithstanding  such
           --------
petition, such court has not appointed any Eligible Servicer as Successor Servicer as of the date when the Servicer's resignation as servicer becomes effective, the Indenture Trustee shall act as Successor

Servicer for so long as it is legally able to do so or until such court appoints an Eligible Servicer as Successor Servicer.

                                  ARTICLE VII

                           PURCHASE TERMINATION EVENTS

                Section 7.01    Purchase   Termination  Events.   The  following
                                ----------=--------------------
events shall be "Purchase Termination Events":
                 ---------------------------

                (a) The occurrence of an Event of Default or an Amortization Event or the commencement of the Amortization Period with respect to all Outstanding Series of Notes;

                (b) The Seller shall fail to pay (i) an Adjustment or repurchase Receivables affected by an Adjustment within 5 Business Days, (ii) any payment in respect of interest then due within 3 Business Days or (iii) any other amount within 5 Business Days of the due date for such amount; or

                (c) (i) Any representation or warranty made by the Seller or the Transferor under any of the Transaction Documents, (ii) any information provided by it for inclusion in the Daily Receivables Activity Report or (iii) any other information or report delivered by the Seller or the Transferor with respect to this Agreement or the Purchased Assets, shall prove to have been untrue or incorrect in any material respect when made or deemed to have been made, such failure could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the interest of the Issuer or its assigns in the Purchased Assets and such failure remains unremedied for 30 days; or

                (d) Either the Seller or the Transferor shall fail to perform or observe, as and when required, (i) any term, covenant or agreement contained in this Agreement or any of the other Transaction Documents to which it is a party, and such failure shall remain unremedied for: in the case of the covenant to segregate Collections pursuant to Section 2.17(e), the covenant to file
                                      ---------------
financing or  continuation  statements  pursuant to Section 2.14 or the negative
                                                    ------------
covenants set forth in Section  2.18, 10 days, or (ii) any other term,  covenant
                       -------------
or agreement contained in this Agreement or any of the other Transaction Documents to which it is a party, which failure could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the interest of the Issuer or its assigns in the Purchased Assets, 30 days; or

                (e) An Event of Bankruptcy shall have occurred with respect to the Seller or the Transferor; or

                (f) Either (i) the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Code with respect to any of the Purchased Assets or (ii) the PBGC shall, or shall indicate its intention to, file notice of a Lien pursuant to Section 4068 of ERISA with respect to any of the Purchased Assets, and, in either such case, such Lien shall not have been released within 30 days; or

                (g) A Servicer Default shall have occurred and be continuing and the Indenture Trustee shall not have appointed a Successor Servicer within 60 days of such Servicer Default; or

                (h) This Agreement shall cease to be in full force and effect for any reason other than in accordance with its terms.

If a Purchase Termination Event occurs, the Seller shall promptly give notice to the Issuer and the Indenture Trustee of such Purchase Termination Event.

                Section 7.02    Purchase   Termination. (a)  On   the   Purchase
                                ----------------------
Termination Date, the Seller shall cease transferring Purchased Assets to the Issuer. Notwithstanding any cessation of the transfer to the Issuer of Purchased Assets, any Purchased Assets transferred to the Issuer prior to the Purchase Termination Date and any Collections in respect of such Purchased Assets, whenever accrued in respect of such Purchased Assets, shall continue to be property of the Issuer available for pledge by the Issuer under the Indenture.

                (b) Upon the occurrence of a Purchase Termination Event, the Issuer and its assignees shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the Uniform Commercial Code of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of a Purchase Termination Event shall not deny to the Issuer or its assignees any remedy in addition to termination of its obligation to make Purchases hereunder to which the Issuer or its assignees may be otherwise appropriately entitled, whether by statute or applicable law, at law or in equity.

                                  ARTICLE VIII

                                SERVICER DEFAULTS

               Section 8.01    Servicer Defaults.  If any one  of the  following
                                -----------------
events (a "Servicer Default") shall occur and be continuing:
           ----------------

                (a) any failure on the part of the Servicer to deliver (i) the Monthly Receivables Activity Reports required under Section 3.07(c) within 5
                                                        ---------------
Business Days after such Monthly Receivables Activity Report is due or (ii) the Daily Receivables Activity Report required under Section 3.07(d) within 3
                                                      ----------------
Business Days after such Daily Receivables Activity Report is due;

                (b) any failure on the part of the Servicer, to make any payment, transfer or deposit, or to give instructions or to give notice to the Issuer or the Indenture Trustee to make such payment, transfer or deposit within
(i) in the case of payments of interest, 3 Business Days and (ii) otherwise, 5 Business Days of the due date for such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement;

                (c) (i) failure on the part of the Servicer duly to observe and perform in any material respect any covenants or agreements of the Servicer set forth in this Agreement and such failure continues unremedied for a period of 30 days after the date on which written notice of such failure was delivered to the Servicer;

                (d) any representation, warranty or certification made by the Servicer in this Agreement or in any other Transaction Document or in any certificate delivered pursuant to this Agreement proves to have been incorrect in any material respect when made, which failure has a Material Adverse Effect on the rights of the holders of any Series of Notes;

                (e) an Event of Bankruptcy occurs with respect to the  Servicer;
or

                (f) a "Termination Event" under the Receivables  Sale  Agreement
                       -----------------
shall have occurred and be continuing with respect to the Seller or a "Termination Event" under the Receivables Purchase and Sale Agreement shall have
 -----------------
occurred and be continuing with respect to the Originator;

then, in the event of any such Servicer Default, so long as the Servicer Default shall not have been remedied the Indenture Trustee may, or at the direction of the Majority Investors, the Indenture Trustee shall, by written notice then given to the Servicer (and to the Indenture Trustee if given by the Majority Investors) (a "Termination Notice"), terminate all or any part of the rights and
               ------------------
obligations of the Servicer as Servicer under this Agreement.

                  After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer is appointed by the Indenture Trustee pursuant to Section 8.03, all authority and power of the Servicer under this
            ------------
Agreement (or, in the case of a partial transfer, such authority and power and a proportional portion of the Servicing Fee as is described in the Termination Notice) shall pass to and be vested in the Successor Servicer (a "Service
                                                                         -------
Transfer");  and the Indenture Trustee is hereby authorized and empowered,  upon
--------
the failure of the Servicer to cooperate, to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Indenture Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of authority of the Servicer to service the Receivables provided for under this Agreement, including (to the extent transferred) all authority over all Collections that on the date of transfer are held by the Servicer for deposit, or which have been deposited by the Servicer in the Collection Account, or which thereafter are received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall within 20 Business Days of such Termination Notice transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence, computer programs, software (to the extent such computer programs and software are assignable) and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. In addition, the Servicer shall provide the Successor Servicer with reasonable access to the Servicer's personnel responsible for the servicing of Receivables. To the extent that compliance with this

Section  8.01  requires  the  Servicer  to disclose  to the  Successor  Servicer
-------------
information of any kind that the Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer deems reasonably necessary to protect its interests. The Servicer being terminated (or replaced in part) shall bear all out-of-pocket costs of the appointment of a Successor Servicer hereunder, including but not limited to those of the Indenture Trustee reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Transaction Documents, if necessary.

                Section 8.02    Performance  by  Indenture  Trustee. If  (i) the
                                -----------------------------------
Seller, the Transferor or the Servicer fails to perform any of its agreements or obligations under any Transaction Document to which it is a party and does not remedy such failure within the applicable cure period, if any, and (ii) the Indenture Trustee in good faith reasonably believes that the performance of such agreements and obligations is necessary or appropriate to protect the interests of the holders of the Notes issued by the Indenture Trustee under the Indenture, then the Indenture Trustee or its designee may, but shall have no obligation to, perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Indenture Trustee or its designee incurred in connection  therewith  shall be payable by the  Servicer  as provided in Section
                                                                         -------
6.04 (if the Servicer has failed to perform its obligations) or by the Seller as
----
provided in Section 5.02 (if the Seller or the  Transferor has failed to perform
            ------------
its obligations). If the Seller, the Transferor or the Servicer fails to file at any time any financing statement or continuation statement or amendment thereto or assignment thereof that it is required to file pursuant to this Agreement or any of the other Transaction Documents to which it is a party, the Indenture Trustee or its assigns shall have the right to file, and each of the Seller, the Transferor and the Servicer hereby authorize the Indenture Trustee or its assigns to file, at the expense of the Seller, such financing or continuation statements and amendments thereto and assignments thereof with respect to all or any of the Receivables or the other Purchased Assets now existing or hereafter arising.

                Section 8.03    Appointment of Successor Servicer.
                                ---------------------------------

                (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 8.01, the Servicer shall continue to perform all
                    -------------
servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Indenture Trustee or until a Successor Servicer has accepted its appointment hereunder as described below. The Issuer shall select, as promptly as possible after the giving of a Termination Notice, and the Indenture Trustee shall appoint, an Eligible Servicer as a successor servicer (the "Successor Servicer"), and such Successor
                                       ------------------
Servicer shall accept its appointment by a written assumption in a form acceptable to the Issuer. If a Successor Servicer has not been appointed or has not accepted its appointment at the time specified in a Termination Notice for the Servicer's resignation, the Indenture Trustee without further action automatically shall be appointed the Successor Servicer. Notwithstanding the foregoing, if, at any time following the Indenture Trustee's receipt of the Servicer's resignation as servicer, the Indenture Trustee is unwilling or legally unable to act as servicer, it may petition a court of competent jurisdiction to appoint any Eligible Servicer as the Successor Servicer; provided, however that in the event that notwithstanding such petition, such court has not appointed any Eligible Servicer as Successor Servicer as of the date when the Servicer's resignation as servicer becomes effective, the

Indenture Trustee shall act as Successor Servicer for so long as it is legally able to do so or until such court appoints an Eligible Servicer as Successor Servicer.

                (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer. Notwithstanding the foregoing, or anything in this Section 8.03 to the contrary, the Successor Servicer shall have
                 ------------
no responsibility or obligation (i) for any representation or warranty of the predecessor Servicer or any other Successor Servicer hereunder or (ii) for any act or omission of either a predecessor or any other Successor Servicer. The Indenture Trustee may conduct any activity required of it as Servicer hereunder through an Affiliate or through an agent. Neither the Indenture Trustee nor any other Successor Servicer shall be deemed to be in default hereunder due to any act or omission of a predecessor Servicer, including but not limited to failure to timely deliver to the Indenture Trustee any instructions pursuant to Section
                                                                         -------
4.03,  any funds  required to be deposited  with or transferred to the Indenture
----
Trustee, or any breach of its duty to cooperate with a Service Transfer.

                (c) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement pursuant to Section 9.01, and shall pass to and be vested in the
                         -------------
Issuer, and the Issuer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Seller and the Issuer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Receivables and the other Purchased Assets. The Servicer shall transfer its electronic records relating to the Receivables and the other Purchased Assets to the Issuer and the Seller or their respective designees in such electronic form as they may reasonably request and shall transfer all other records, correspondence and documents to the Issuer or the Seller, as applicable, in the manner and at such times as it shall reasonably request.

                (d) Power of Attorney. Each of the  Seller  and  the  Transferor
                    -----------------
hereby irrevocably appoints the Issuer to act as its attorney-in-fact, with full authority in the place and stead of the Transferor and in its name or otherwise, from time to time after the occurrence and during the continuance of an
Unmatured Servicer Default or a Servicer Default or other termination of the Servicer under Section 8.01 or a Purchase Termination Event, to take at the
                 ------------
direction of the Issuer any action and to execute any instrument or document that the Issuer may deem necessary to accomplish the purposes of this Agreement including without limitation:

                    (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Receivable or any other Purchased Asset;

                    (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above;

                    (iii) to file any claims or take any action or institute any proceedings that the Issuer in its reasonable determination deems necessary or appropriate for the collection of any of the Receivables or any other Purchased Asset or otherwise to enforce the rights of the Issuer and the holders of the Notes issued by the Issuer under the Indenture with respect to any of the Receivables or any other Purchased Asset;

                    (iv) to perform affirmative obligations of the Seller or the Transferor under any Transaction Document; and

                    (v) to enforce the rights and remedies of the Seller or the Transferor under any Transaction Document.

Each of the Seller and the Transferor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 8.03(d) is
                                                            ---------------
irrevocable and coupled with an interest. Each of the Seller and the Transferor further acknowledges that the Issuer has, pursuant to the Indenture, assigned to the Indenture Trustee all of the above-referenced powers and that the Indenture Trustee shall, except as otherwise provided in the Indenture, be entitled to exercise the powers herein granted to the Issuer.

                Section 8.04    Notification to Holders. Within 5  Business Days
                                -----------------------
after the Servicer becomes aware of any Servicer Default, the Servicer shall give notice thereof to the Issuer and the Indenture Trustee. Upon any termination or appointment of a Successor Servicer pursuant to this Article IX,
                                                                     ----------
the Indenture Trustee shall give prompt notice thereof to the holders of the Notes, the Seller and the Issuer.

                                   ARTICLE IX

                                   TERMINATION

                Section 9.01    Termination. This Agreement and  the  respective
                                -----------
obligations and responsibilities of the Transferor, the Seller, Servicer, the Issuer and the Indenture Trustee created hereby shall terminate on the Final Payout Date, except with respect to the duties described in Section 5.02,
                                                                  -------------
Section 6.04,  Section 10.06 and the last two sentences of Section 3.03,  all of
------------   -------------                               ------------
which shall survive such termination, and except with respect to such other obligations of the Transferor which terminate earlier in accordance with Section
                                                                         -------
2.21.
----

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

                Section 10.01   Amendment.
                                ---------

                (a) The provisions of this Agreement may be amended, modified or waived from time to time by the parties hereto, by a written instrument signed by each of them. Notwithstanding the preceding sentence, this Agreement shall be amended by the parties hereto at the direction of the Seller without the consent of any of the holders of the Notes issued by the

Issuer under the Indenture to add, modify or eliminate such provisions as may be necessary or advisable in order (i) to enable all or a portion of the Purchased Assets to qualify as, and to permit an election to be made to cause the Issuer to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Issuer's property or its income, provided that (i) the Seller delivers to the Issuer an
                         --------
Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this Section 10.01(a) and (ii) such amendment does not
                               ----------------
affect the rights, duties or obligations of the Issuer hereunder.

                (b) Notwithstanding the foregoing clause (a),  no  amendment  to
                                                  ---------
this Agreement shall be effective unless the Issuer shall have first received written confirmation from each Rating Agency then rating any outstanding Series of Notes that such amendment will not result in a downgrade of such Rating
Agency's then current rating of any Series of Notes. In addition to the foregoing, promptly after the execution of any such amendment or consent, the Issuer shall furnish notification of the substance of such amendment or consent to the Indenture Trustee.

                Section 10.02   Governing Law. THIS  AGREEMENT SHALL BE GOVERNED
                                -------------
BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ss. 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICT OF LAW PRINCIPLES.

                Section 10.03   Notices;   Payments.   All    demands,  notices,
                                -------------------
instructions, directions and communications under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at, mailed by certified mail, return receipt requested, or sent by facsimile transmission (i) in the case of the Originator, to the address provided in the Receivables Purchase and Sale Agreement, (ii) in the case of the Seller, to the address provided in the Receivables Sale Agreement, (iii) in the case of the Transferor, 1155 Battery Street, San Francisco, California 94111, Attention:
Treasurer, Telecopy: (415) 501-1342, (iv) in the case of the Seller or the Servicer, 3125 Chad Drive, Eugene, Oregon 97408, Attention: Director, Telecopy:
(541) 242-7577, (v) in the case of the Issuer, 3125 Chad Drive, Eugene Oregon 97408, Attention: Manager, Telecopy: (541) 242-7577 and (vi) in the case of the Indenture Trustee, the Corporate Trust Office, or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

                Section 10.04   Severability of Provisions. If  any one or  more
                                --------------------------
of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of the remaining provisions or of the rights of the parties to the Transaction Documents.

                Section 10.05   Further Assurances. The parties hereto  agree to
                                ------------------
do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Issuer or any other party hereto more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables and the other Purchased Assets for filing under the provisions of the UCC or other applicable law of any applicable jurisdiction.

                Section 10.06   Nonpetition  Covenant.  (a)  Notwithstanding any
                                ---------------------
prior termination of this Agreement, the Originator, the Indenture Trustee, the Servicer, the Seller, the Transferor and any assignee of the Issuer shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Issuer.

                (b) Notwithstanding any prior termination of this Agreement, the Originator, the Servicer, the Indenture Trustee, the Issuer and any assignee of the Issuer shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Transferor, acquiesce, petition or otherwise invoke or cause the Transferor to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Transferor.

                Section 10.07   No Waiver;  Cumulative  Remedies. No  failure to
                                --------------------------------
exercise, and no delay in exercising, any right, remedy, power or privilege on the part of any party under this Agreement or any third party beneficiary of this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement, preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                Section 10.08   Counterparts. This Agreement may be executed  in
                                ------------
two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                Section 10.09   Third-Party Beneficiaries. This  Agreement  will
                                -------------------------
inure to the benefit of and be binding upon the parties hereto, the holders of the Notes and their respective successors and permitted assigns and each such Person may rely on the Seller's and the Transferor's representations and warranties made herein as if made directly to them. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

                Section 10.10   Merger and Integration. Except  as  specifically
                                ----------------------
stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.

This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                Section 10.11   Headings.  The  headings herein are for purposes
                                --------
of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                Section 10.12   Costs, Expenses and Taxes. In  addition  to  the
                                -------------------------
obligations of the Seller under Article V, the Seller agrees to pay on demand:
                                ---------

                (a) all reasonable costs and expenses incurred by the Issuer and its assignees in connection with the negotiation, preparation, execution and delivery of, the administration (including periodic auditing), the preservation of any rights under, or the enforcement of, or any breach of, this Agreement (including any amendment, supplement or modification hereto), including without limitation (i) the reasonable fees, expenses and disbursements of counsel to any such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement and
(ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants) incurred in connection with any review of the Seller's and the Transferor's books and records prior to the execution and delivery hereof; and

                (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or any amendment, supplement or modification thereto, and agrees to indemnify each Indemnified Party against any liabilities with respect to, or resulting from, any delay in paying or omission to pay such taxes and fees.

                Section 10.13   Submission to Jurisdiction.  EACH  PARTY  HERETO
                                --------------------------
HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY (A) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT; (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; AND (C) IRREVOCABLY APPOINTS CORPORATION SERVICE COMPANY (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 80 STATE STREET, ALBANY,
 -------------
NEW YORK 12207-2543, UNITED STATES OF AMERICA, AS ITS AGENT TO RECEIVE ON BEHALF OF IT SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS THAT MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND EACH PARTY HERETO HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. EACH PARTY HERETO AGREES TO ENTER INTO ANY AGREEMENT RELATING TO SUCH APPOINTMENT THAT THE PROCESS AGENT MAY CUSTOMARILY REQUIRE AND

TO PAY THE PROCESS AGENT'S CUSTOMARY FEES UPON DEMAND. AS AN ALTERNATIVE METHOD OF SERVICE, EACH PARTY HERETO ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PARTY AT ITS ADDRESS SPECIFIED PURSUANT TO SECTION 10.03.
                                                                  -------------
NOTHING IN THIS  SECTION  10.13 SHALL AFFECT THE RIGHT OF EITHER PARTY HERETO TO
                 --------------
SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF EITHER PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY HERETO OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

                Section 10.14   Waiver of Jury Trial. EACH PARTY  HERETO  WAIVES
                                --------------------
ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF EITHER OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                Section 10.15   Acknowledgment and Consent.
                                --------------------------

                (a) Each of the Seller and the Transferor acknowledges that, the Issuer has pledged all of its right, title and interest in the Purchased Assets to the Indenture Trustee pursuant to the Indenture. Each of the Seller and the Transferor acknowledges and agrees to such pledge by the Issuer and consents to the assignment by the Issuer of all or any portion of its right, title and interest in, to and under the Purchased Assets, this Agreement and the other Transaction Documents and all of the Issuer's rights, remedies, powers and privileges and all claims of the Issuer against the Seller or the Transferor under or with respect to this Agreement and the other Transaction Documents (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including without limitation (whether or not any of an Unmatured Servicer Default, a Servicer Default, or a Purchase Termination Event has occurred and is continuing) (i) the right of the Issuer at any time to enforce this Agreement against the Seller or the Transferor and the obligations of the Seller and the Transferor hereunder and (ii) the right at any time to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, any other Transaction Document or the obligations in respect of the Seller or the Transferor thereunder, all of which rights, remedies, powers, privileges and claims may be exercised and/or enforced by the Issuer's successors and assigns to the same extent as the Issuer may do.

                (b) Each of the Seller and the Transferor hereby agrees to execute all agreements, instruments and documents and to take all other actions that the Issuer or its assignees determines are necessary or appropriate to evidence its consent described in Section 10.15(a). Each of the Seller and the
                                  ----------------
Transferor hereby acknowledges and agrees that the Issuer may assign to the Issuer's successors and assigns such powers of attorney and other rights and interests granted by the Seller or the Transferor to the Issuer hereunder and agrees to cooperate fully with the Issuer and the Indenture Trustee in the exercise of such rights.

                Section 10.16   No   Partnership   or   Joint  Venture.  Nothing
                                --------------------------------------
contained in this Agreement shall be deemed or construed by the parties hereto or by any third Person to create the relationship of principal and agent or of partnership or of joint venture.

                Section 10.17   Binding   Effect;   Assignability;  Survival  of
                                ------------------------------------------------
                                Provisions.
                                ----------

                (a) This Agreement shall be binding upon, and inure to the benefit of, the Issuer, the Seller, the Transferor, the Servicer and their respective successors and assigns. Each of the Seller, the Transferor and the Servicer further (i) acknowledges that as of the date hereof the Issuer has pledged to the Indenture Trustee all of its right, title and interest in this Agreement and in the Purchased Assets purchased hereunder to the Indenture Trustee and (ii) agrees that the Indenture Trustee, as assignee of the Issuer, shall have the right to enforce the terms and provisions hereof (including, without limitation, the right, at any time, to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement or the obligations in respect of the Seller, the Transferor or the Servicer hereunder to the same extent as the Issuer may do) directly against each such Person to the same extent as if the Indenture Trustee were a party hereto, but agrees that the Indenture Trustee and its Affiliates will have no obligation to perform any of the obligations of the Issuer hereunder. Each of the Seller, the Transferor and the Servicer also agrees that upon its receipt of a notice of assignment by the Issuer or an assignee of the Issuer, each of the Seller, Transferor and the Servicer shall send the assignee identified in such notice a copy of all notices required or desired to be given by such party to the Issuer hereunder.

                (b) Except as otherwise expressly permitted in this Agreement and except for the grants of collateral contemplated under the Credit Agreement, neither the Seller, the Issuer or nor the Servicer may assign any of its rights hereunder or any interest herein without the prior written consent of the Issuer and its assignees.

                (c) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated pursuant hereto. Such termination shall not occur prior to the Final Payout Date.

                (d) The rights and remedies with respect to any breach of any representation and warranty made by the Seller pursuant to Section 2.16 and the
                                                            ------------
indemnification  and payment  provisions of Section 5.02, 6.04 and 10.12 and the
                                            ------------------     -----
provisions of Section 10.06, Section 10.18 and Section 10.19 shall be continuing
              ----------------------------     -------------
and shall survive any termination of this Agreement.


                Section 10.18   Recourse to the Seller  or  Transferor.   Except
                                --------------------------------------
to the extent expressly provided otherwise in the Transaction Documents, the obligations of the Seller and the Transferor under the Transaction Documents to which it is a party are solely the corporate or limited liability company obligations of such party, and no recourse shall be had for payment of any fee payable by or other obligation of or claim against such party that arises out of any Transaction Document against any director, officer or employee of such party. The provisions of this Section 10.18 shall survive the termination of
                                -------------
this Agreement.

                Section 10.19   Limited Recourse to the Issuer.
                                ------------------------------

                (a) Except to the extent expressly provided otherwise in the Transaction Documents, the obligations of the Issuer under the Transaction Documents to which it is a party are solely the obligations of the Issuer, and no recourse shall be had for payment of any fee payable by or other obligation of or claim against the Issuer that arises out of any Transaction Document to which the Issuer is a party against any director, officer or employee of the Issuer.

                (b) Notwithstanding anything herein to the contrary, the obligations of the Issuer under the Transaction Documents to which it is a party are limited recourse obligations of the Issuer and shall be payable solely out of the Purchased Assets at such time as, and to the extent of funds actually received by, or available to, the Issuer and, to the extent funds are not available to pay such obligations, the claims relating thereto shall accrue but shall be non-recourse against the Issuer and shall not constitute claims under
Section 101 of the Bankruptcy Code.

                (c) The provisions  of  this  Section 10.19  shall  survive  the
                                              -------------
termination of this Agreement.

                  IN WITNESS WHEREOF, the Issuer, the Seller, the Transferor, the Servicer and the Indenture Trustee have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.


                                        LEVI STRAUSS RECEIVABLES FUNDING,
                                        LLC, as Issuer



                                        By:  _________________________________
                                             Name:  Joseph M. Maurer
                                             Title:  Treasurer



                                        LEVI STRAUSS FUNDING, LLC, as Transferor



                                        By:  _________________________________
                                             Name:  Joseph M. Maurer
                                             Title:  Treasurer



                                        LEVI STRAUSS FINANCIAL CENTER
                                        CORPORATION, as Seller and as Servicer



                                        By:  _________________________________
                                             Name:  Joseph M. Maurer
                                             Title:  Treasurer




                                        LEVI STRAUSS SECURITIZATION CORP., as
                                        SPC Member



                                        By:  _________________________________
                                             Name:  Joseph M. Maurer
                                             Title:  Treasurer

                                SCHEDULE 2.16(m)

                                       to

                         RECEIVABLES PURCHASE AGREEMENT
                            Dated as of July 31, 2001

                                 List of Offices

1155 Battery Street
San Francisco, California 94111

3125 Chad Drive
Eugene, Oregon 97408

                                         SCHEDULE 2.16(o)

                                                to

                                  RECEIVABLES PURCHASE AGREEMENT
                                     Dated as of July 31, 2001

                                        List of Lockbox Banks
------------------------------- -------------------------------------- -------------------------
                                   1850 Gateway Blvd.                        1233618321
Bank of America NA                 Concord, CA 94520
------------------------------- -------------------------------------- -------------------------
Bank of America NA                 231 South LaSalle Street                  81880-11375
                                   14th Floor
                                   Chicago, IL 60697

------------------------------- -------------------------------------- -------------------------
Bank of America NA                 901 Main Street                           3750250246
                                   TX1-492-10-01
                                   Dallas, TX 75202-2911
-------------------------------- -------------------------------------- ------------------------
Bank One                           Bank One Plaza                            5707560
(f/k/a The First National          Chicago, IL 60670
Bank of Chicago)
-------------------------------- -------------------------------------- ------------------------


                                SCHEDULE 2.16(q)

                                       to

                         RECEIVABLES PURCHASE AGREEMENT
                            Dated as of July 31, 2001

                               List of Legal Names

  Levi Strauss Financial Center Corporation (f/k/a Levi Strauss Credit Corp.)